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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.          )

Check the appropriate box:
☒	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☐	Definitive Information Statement

CLEAN DIESEL TECHNOLOGIES, INC. (Name of Registrant As Specified In Its Charter)

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To the Holders of Common Stock of
Clean Diesel Technologies, Inc.:

        Clean Diesel Technologies, Inc., a Delaware corporation ("CDTi," "we" or "our"), on October 24, 2016, received a written consent from Kanis S.A., our majority stockholder as of such date, approving the following actions:

  1.
  The amendment of our Restated Certificate of Incorporation, as amended, to increase the total number of authorized shares of common stock from 19,900,000 to 50,000,000;

  2.
  The adoption of the Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan pursuant to which we may issue up to 2,250,000 shares of our common stock pursuant to awards granted thereunder; and

  3.
  The offer and sale of our securities in a private placement transaction, or series of related private placement transactions, on the terms described in the accompanying Information Statement, including the following:

  a.
  The issuance of up to 6,000,000 shares of our common stock to one or more accredited investors at a price of $2.00 per share, which investors may include employees and directors of the Company; and

  b.
  The issuance to MDB Capital Group LLC, in consideration for its services as placement agent for the offering, of (i) a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the offering, and (ii) a five-year warrant to purchase at an exercise price of $2.20 per share, a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the offering.

        The details of the foregoing actions and other important information are set forth in the accompanying Information Statement. Our board of directors has unanimously approved the above actions.

        Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting and without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, Kanis S.A., the holder of a majority in voting power of the outstanding shares of our common stock as of October 24, 2016, approved the foregoing actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the foregoing actions by less than unanimous written consent of our stockholders.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU
ARE REQUESTED NOT TO SEND US A PROXY

By order of the Board of Directors,
Matthew Beale Chief Executive Officer
Oxnard, California November , 2016

CLEAN DIESEL TECHNOLOGIES, INC.

INFORMATION STATEMENT

CONCERNING CORPORATE ACTIONS AUTHORIZED BY WRITTEN
CONSENT OF STOCKHOLDERS

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Why did I receive this information statement?

        We are providing this information statement in connection with the receipt of a written consent from Kanis S.A., a British Virgin Islands corporation ("Kanis"), the holder of a majority of the outstanding shares of common stock, par value $0.01 per share ("Common Stock"), of Clean Diesel Technologies, Inc., a Delaware corporation (sometimes referred to as "we," "our," "us," the "Company" or "CDTi"), as of October 24, 2016, approving the following actions:

  •
  The amendment of our Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to increase the total number of authorized shares of Common Stock from 19,900,000 to 50,000,000 (the "Charter Amendment");

  •
  The adoption of the Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan pursuant to which we may issue up to 2,250,000 shares of Common Stock pursuant to awards granted thereunder (the "Plan Adoption"); and

  •
  The offer and sale of our securities in a private placement transaction, or series of related private placement transactions (the "Financing Transaction" and, together with the Charter Amendment and the Plan Adoption, the "Actions"), on the terms described in this Information Statement, including the following:

  •
  The issuance of up to 6,000,000 shares of our common stock to one or more accredited investors in one or more closings at a price of $2.00 per share, which investors may include employees and directors of the Company (the "Offering"); and

  •
  The issuance to MDB Capital Group LLC (the "Placement Agent"), in consideration for its services as placement agent for the offering, of (i) a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the Offering (the "Placement Agent Shares"), and (ii) a five-year warrant to purchase at an exercise price of $2.20 per share, a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the Offering (the "Placement Agent Warrants").

        Under Section 228 of the Delaware General Corporation Law, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, Kanis, the holder of a majority in voting power of the outstanding shares of Common Stock as of October 24, 2016, approved the Actions. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Actions by less than unanimous written consent of our stockholders.

        On October 11, 2016, our board of directors approved the Actions.

Do I need to vote on the Actions?

        We are not asking you for a proxy and you are requested not to send us a proxy.

What was the record date for voting on the Actions?

        October 24, 2016, the date on which we received a written consent from Kanis approving the Actions, was the record date for voting on the Actions (the "Record Date"). On the Record Date, there were 9,487,362 shares of Common Stock outstanding and entitled to vote.

How many votes were required to approve the Actions?

        Each share of Common Stock that was outstanding as of the Record Date was entitled to one vote on each matter included in the Actions. The approval of each of the Charter Amendment, the Plan Adoption and the Financing Transaction required the affirmative vote of a majority of the outstanding shares of Common Stock.

When will the Actions become effective?

        The Actions will become effective on the twentieth day after we mail this Information Statement to our stockholders. This Information Statement will first be mailed to our stockholders on or about November 25, 2016 and is being furnished for informational purposes only.

Am I entitled to dissenters' or appraisal rights?

        No, our stockholders are not entitled to dissenters' rights or appraisal rights under the Delaware General Corporation Law for the matters included in the Actions.

Can I access the Information Statement via the Internet?

        The Information Statement is available on our website at http://investor.cdti.com/sec.cfm.

        Instead of receiving future proxy and information statements and accompanying materials by mail, most stockholders can elect to receive an e-mail that will provide electronic links to them. Opting to receive your proxy and information statement materials online will save us the cost of producing documents and mailing them to your home or business, and also gives you an electronic link to the site where we host these materials, and, where applicable, the proxy voting site.

        Stockholders of Record:    You may enroll in the electronic proxy and information statement delivery service at any time by accessing your stockholder account at www.amstock.com and following the enrollment instructions.

        Beneficial Owners:    You also may be able to receive copies of these documents electronically. Please check the information provided in the proxy or information statement materials sent to you by your broker, bank or other holder of record regarding the availability of this service.

Do the share numbers and per share prices in this Information Statement account for the 1-for-5 reverse stock split that occurred on July 22, 2016?

        Yes, all share numbers and per share prices in this information statement give effect to the 1-for-5 reverse split of the Common Stock that occurred on July 22, 2016.

 ITEM NO. ONE

INCREASE IN AUTHORIZED COMMON STOCK

        On October 24, 2016, we received a written consent from Kanis, the holder of a majority of our outstanding shares of Common Stock as of such date, approving the amendment of our Restated Certificate to increase the total number of authorized shares of common stock from 19,900,000 to 50,000,000. The form of the Certificate of Amendment to the Restated Certificate of Incorporation setting forth the foregoing amendment is attached to this Information Statement as Annex A. Promptly after the twentieth day after the date this Information Statement has first been sent to stockholders, we intend to take all other required actions to complete the amendment of our Restated Certificate to increase the number of authorized shares of Common Stock to 50,000,000.

        On October 11, 2016, our board of directors approved the Charter Amendment. The approval of the Charter Amendment required such board approval and the affirmative vote of stockholders representing a majority of our outstanding voting securities. Such requirements have been met, so no vote or further action of our stockholders is required to approve the Charter Amendment. You are hereby being provided with notice of the approval of the Charter Amendment by less than unanimous written consent of our stockholders.

        We are currently authorized by our Restated Certificate to issue 19,900,000 shares of Common Stock and 100,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"). As of the Record Date, there were 9,487,362 shares of Common Stock and no shares of Preferred Stock issued and outstanding.

        As of the Record Date, we have reserved for future issuance an aggregate of 9,782,909 shares of Common Stock, as follows:

  •
  208,653 shares of our common stock issuable upon exercise of outstanding options granted under our equity incentive plans;

  •
  220,127 shares of our common stock issuable upon the release of outstanding restricted stock units granted under our equity incentive plans;

  •
  490,394 shares of our common stock issuable upon exercise of outstanding warrants;

  •
  462,535 shares of our common stock issuable upon conversion of outstanding indebtedness;

  •
  2,250,000 shares of our common stock available for issuance or future grant pursuant to the 2016 Omnibus Incentive Plan; and

  •
  6,151,200 shares of our common stock available for issuance pursuant to the Financing Transaction, including 489,475 Placement Agent Shares and 489,475 shares of our common stock issuable upon exercise of the Placement Agent Warrants.

        While we have a sufficient number of authorized but unissued shares of Common Stock to permit the issuance of these reserved shares, we are increasing our authorized shares of Common Stock because we will likely be required, in connection with the ongoing operation of our business, to issue shares of Common Stock, warrants, convertible debt, options and other equity awards, and other securities linked to our Common Stock, in connection with employee benefit and incentive plans and employment arrangements, for financing our future operations, for acquiring other businesses, for forming strategic partnerships and alliances, and for stock dividends, among other possible transactions. Other than in connection with the Financing Transaction and 2016 Omnibus Incentive Plan, no such specific issuances are currently anticipated.

        Accordingly, our board of directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of Common Stock to provide a sufficient number of authorized but unreserved shares to allow for these future issuances without the need for further stockholder approval. Our board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or the rules of the stock exchange on which our shares are then listed for trading. Our issuance of additional shares of Common Stock may result in substantial dilution to our existing stockholders, and such issuances may not require stockholder approval.

Anti-Takeover and Other Considerations

        We are subject to Section 203 of Delaware General Corporation Law, which prohibits a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years after the date that such stockholder became an interested stockholder, with the following exceptions:

  •
  before such date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested holder;

  •
  upon completion of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction began, excluding for purposes of determining the voting stock outstanding (but not the outstanding voting stock owned by the interested stockholder) those shares owned (i) by persons who are directors and also officers and (ii) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer; or

  •
  on or after such date, the business combination is approved by the board of directors and authorized at an annual or special meeting of the stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock that is not owned by the interested stockholder.

        In general, Section 203 defines business combination to include the following:

  •
  any merger or consolidation involving the corporation and the interested stockholder;

  •
  any sale, lease, transfer, pledge or other disposition of 10% or more of the assets of the corporation to or with the interested stockholder;

  •
  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

  •
  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock or any class or series of the corporation beneficially owned by the interested stockholder; or

  •
  the receipt by the interested stockholder of the benefit of any loss, advances, guarantees, pledges or other financial benefits by or through the corporation.

        In general, Section 203 defines interested stockholder as an entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation or any entity or person affiliated with or controlling or controlled by such entity or person.

        Although Section 203 permits us to elect not to be governed by its provisions, we have not made this election. As a result of the application of Section 203, potential acquirers of CDTi may be discouraged from attempting to effect an acquisition transaction with us, thereby possibly depriving holders of our securities of certain opportunities to sell or otherwise dispose of such securities at above-market prices pursuant to such transactions.

        In addition, the Delaware General Corporation Law expressly permits our board of directors, when evaluating any proposed tender or exchange offer, any merger, consolidation or sale of substantially all of our assets, or any similar extraordinary transaction, to consider all relevant factors including, without limitation, the social, legal, and economic effects on the employees, customers, suppliers, and other constituencies of our company, and on the communities and geographical areas in which we operate. Our board of directors may also consider the amount of consideration being offered in relation to the then-current market price for our outstanding shares of Common Stock and our then current value in a freely negotiated transaction. Our board of directors believes such provisions are in our long-term best interests and the long-term best interests of our stockholders.

        Other than the provisions noted above, we do not have in place provisions which may have an anti-takeover effect. The increase in the number of authorized shares of Common Stock to provide a sufficient number of authorized but unreserved shares to allow for the issuance of shares of Common Stock under various scenarios may be construed as having an anti-takeover effect by permitting the issuance of shares of Common Stock to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions in our Restated Certificate or bylaws. The increase in the authorized number of shares of Common Stock did not result from our knowledge of any specific effort to accumulate our securities or to obtain control of us by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise, and we did not take such action to increase the authorized shares of Common Stock to enable us to frustrate any efforts by another party to acquire a controlling interest or to seek representation on our board of directors.

        Kanis beneficially owns 5,012,707 shares of our Common Stock (52.6% of our outstanding shares as of the Record Date), which includes 49,800 shares that can be acquired by Kanis upon the exercise of outstanding warrants. This concentration of ownership may have the effect of deterring, delaying or preventing a subsequent change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company, and might ultimately affect the market price of our Common Stock.

        The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and on the equity and voting power of existing holders of Common Stock. It may also adversely affect the market price of Common Stock. However, if additional shares are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of Common Stock may increase.

        The holders of Common Stock are entitled to receive dividends when, as, and if declared by our board of directors out of funds legally available therefor. We do not intend to declare and pay dividends in the near future. In the event of our liquidation, dissolution or winding up, the holders of Common Stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock having preference over Common Stock. Holders of Common Stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to Common Stock. The holders of Common Stock are entitled to one vote for each share held of record on all matters to be voted on by our stockholders.

 ITEM NO. TWO

2016 OMNIBUS INCENTIVE PLAN

        On October 24, 2016, we received a written consent from Kanis, the holder of a majority of our outstanding shares of Common Stock as of such date, approving the adoption of the Clean Diesel Technologies, Inc. 2016 Omnibus Incentive Plan (the "2016 Plan"). A copy of the 2016 Plan is attached to this Information Statement as Annex B. The 2016 Plan will become effective on the twentieth day after the date this Information Statement has first been sent to stockholders.

        On October 11, 2016, our board of directors approved the adoption of the 2016 Plan. Adoption of the 2016 Plan required such board approval and the affirmative vote of stockholders representing a majority of our outstanding voting securities. Such requirements have been met, so no vote or further action of our stockholders is required to adopt the 2016 Plan. You are hereby being provided with notice of the approval of the adoption of the 2016 Plan by less than unanimous written consent of our stockholders.

        Our board of directors believes that the continued growth of CDTi depends, in large part, upon our ability to attract and motivate key employees and directors, and that equity incentive awards are an important means of attracting, retaining and motivating talented employees and directors. Accordingly, to ensure that we may continue to attract employees and directors who are expected to contribute to our success, our board of directors and majority stockholder approved the 2016 Plan, which replaces our current amended and restated stock incentive plan.

        The 2016 Plan authorizes the issuance of 2,250,000 shares of Common Stock. Immediately after the final closing of the Financing Transaction, and assuming the issuance of an aggregate of 5,661,725 shares of Common Stock to the investors and the Placement Agent in the Financing Transaction and the issuance of 462,535 shares of Common Stock upon the conversion of $750,000 in principal amount of indebtedness expected to occur concurrently with the final closing of the Financing Transaction, we will have outstanding approximately 15,612,000 shares of Common Stock, and thus the shares eligible for grant under the 2016 Plan will represent approximately 14.4% of the shares of Common Stock outstanding immediately after the final closing of the Financing Transaction.

        The principal features of the 2016 Plan are summarized below. This summary does not contain all information about the 2016 Plan. A copy of the complete text of the 2016 Plan is included as Annex B to this Information Statement, and the following description is qualified in its entirety by reference to the text of the 2016 Plan.

Summary of the 2016 Plan

        Shares Available.    A total of 2,250,000 shares of Common Stock have been reserved for issuance pursuant to the 2016 Plan. Any shares of Common Stock that are subject to awards shall be counted against this limit on a one-for-one basis. If any shares of Common Stock subject to an award under the 2016 Plan are forfeited, expire or are settled for cash, the shares subject to the award may be used again for awards under the 2016 Plan to the extent of the forfeiture, expiration or cancellation on a one-for-one basis. In the event that any option or other award granted under the 2016 Plan is exercised through the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by us, then in each such case the shares so tendered or withheld shall again be available for awards under the 2016 Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any option or other award under the 2016 Plan are satisfied by the tendering of shares of Common Stock (either actually or by attestation) or by the withholding of shares of Common Stock by us, then in each such case the shares of Common Stock so tendered or withheld shall again be available for awards under the 2016 Plan on a one-for-one basis.

        Plan Administration.    The 2016 Plan will be administered by the compensation and nominating committee of our board of directors which shall consist of at least two members of our board, each of whom must qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended, or Rule 16b-3, an "outside director" under Section 162(m) of the Code and an "independent director" under NASDAQ rules. The compensation and nominating committee has the authority to determine the terms and conditions of awards, and to interpret and administer the 2016 Plan. The compensation and nominating committee may (i) delegate to a committee of one or more directors the right to make awards and to cancel or suspend awards and otherwise take action on its behalf under the 2016 Plan (to the extent not inconsistent with applicable law, including Section 162(m) of the Code, and the rules of the principal U.S. national securities exchange on which the Common Stock is traded), and (ii) to the extent permitted by law, delegate to an executive officer or a committee of executive officers the right to make awards to employees who are not directors or executive officers and the authority to take action on behalf of the compensation and nominating committee pursuant to the 2016 Plan to cancel or suspend awards under the 2016 Plan to key employees who are not directors or executive officers.

        Stock Options.    Stock options may be granted under our 2016 Plan. The exercise price of options granted under our 2016 Plan must at least be equal to the fair market value of our Common Stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The compensation and nominating committee will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the compensation and nominating committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for 12 months. In all other cases, the option will generally remain exercisable for three months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2016 Plan, the compensation and nominating committee determines the other terms of options.

        Stock Appreciation Rights.    Stock appreciation rights may be granted under our 2016 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her option agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2016 Plan, the compensation and nominating committee determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

        Restricted Stock.    Restricted stock may be granted under our 2016 Plan. Restricted stock awards are grants of shares of Common Stock that vest in accordance with terms and conditions established by the compensation and nominating committee. The compensation and nominating committee will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2016 Plan, will determine the terms and conditions of such awards. The compensation and nominating committee may impose whatever conditions to vesting it determines to be appropriate (for example, the compensation and nominating committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the compensation and nominating committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the compensation and nominating committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

        Restricted Stock Units.    Restricted stock units may be granted under our 2016 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2016 Plan, the compensation and nominating committee will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the compensation and nominating committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

        Performance Units and Performance Shares.    Performance units and performance shares may be granted under our 2016 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the compensation and nominating committee are achieved or the awards otherwise vest. The compensation and nominating committee will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the compensation and nominating committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the compensation and nominating committee prior to the grant date. Performance shares shall have an initial value equal to the fair market value of Common Stock on the grant date. The compensation and nominating committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination thereof.

        Outside Directors.    Our 2016 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2016 Plan.

        No Repricing.    Our 2016 Plan prohibits repricing of options and stock appreciation rights (other than to reflect stock splits, spin-offs or similar corporate events) unless stockholder approval is obtained. A "repricing" means a reduction in the exercise price of an option or the grant price of a stock appreciation right, the cancellation of an option or stock appreciation right in exchange for cash or another award under the 2016 Plan, or any other action with respect to an option or stock appreciation right that may be treated as a repricing under the rules of the principal U.S. national securities exchange on which the common stock is traded.

        Non-transferability of Awards.    Unless the compensation and nominating committee provides otherwise, our 2016 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

        Certain Adjustments.    In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2016 Plan, the compensation and nominating committee will adjust the number and class of shares that may be delivered under our 2016 Plan and/or the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in our 2016 Plan. In the event of our proposed liquidation or dissolution, the compensation and nominating committee will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

        Merger or Change in Control.    Our 2016 Plan provides that in the event of a merger or change in control, as defined under the 2016 Plan, each outstanding award will be treated as provided for in the individual award agreement, except that the compensation and nominating committee in its discretion, may determine that, upon the occurrence of a merger or change in control, each option and stock appreciation right shall terminate within a specified number of days after notice to the participant, or that the participant shall receive, with respect to each share of common stock subject to such option or stock appreciation right, an amount equal to the excess of the fair market value of such share immediately prior to the occurrence of the merger or change in control over the exercise price per share of such option or stock appreciation right.

        Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company assumes or substitutes for an award granted under the 2016 Plan, if a participant's employment with the successor company or a subsidiary thereof terminates within 12 months following such merger or change in control, (i) the options and stock appreciation rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months, and (ii) the restrictions, limitations and other conditions applicable to restricted stock and restricted stock units outstanding as of the date of such termination of employment shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

        Unless otherwise provided in an individual award agreement, in the event of a merger or change in control in which the successor company does not assume or substitute for an award granted under the 2016 Plan, then immediately prior to the merger or change in control, (i) those options and stock appreciation rights outstanding as of the date of the merger or change in control that are not assumed or substituted for shall immediately vest and become fully exercisable, and (ii) restrictions, limitations and other conditions applicable to restricted stock and restricted stock units that are not assumed or substituted for shall lapse and the restricted stock and restricted stock units shall become free of all restrictions, limitations and conditions and become fully vested.

        Amendment, Termination.    Our board of directors will have the authority to amend, suspend or terminate the 2016 Plan provided such action does not require stockholder approval and will not impair the existing rights of any participant. Our 2016 Plan will automatically terminate in 2026, unless we terminate it sooner.

Federal Income Tax Consequences

        The following discussion summarizes certain federal income tax considerations of awards under the 2016 Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

        Stock Options.    A participant does not realize ordinary income on the grant of a stock option. Upon exercise of a non-qualified stock option, the participant will realize ordinary income equal to the excess of the fair market value of the shares of common stock over the option exercise price. The cost basis of the shares acquired for capital gain treatment is their fair market value at the time of exercise. Upon exercise of an incentive stock option, the excess of the fair market value of the shares of common stock acquired over the option exercise price will be an item of tax preference to the participant, which may be subject to an alternative minimum tax for the year of exercise. If no disposition of the shares is made within two years from the date of granting of the incentive stock option or within one year after the transfer of the shares to the participant, the participant does not realize taxable income as a result of exercising the incentive stock option; the tax basis of the shares received for capital gain treatment is the option exercise price; any gain or loss realized on the sale of the shares is long-term capital gain or loss. If the participant disposes of the shares within the two-year or one-year periods referred to above, the participant will realize ordinary income at that time in an amount equal to the excess of the fair market value of the shares at the time of exercise (or the net proceeds of disposition, if less) over the option exercise price. For capital gain treatment on such a disposition, the tax basis of the shares will be their fair market value at the time of exercise.

        Stock Appreciation Rights.    No ordinary income will be realized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant will realize ordinary income in an amount equal to the sum of the amount of any cash received and the fair market value of the shares of common stock or other property received upon the exercise.

        Restricted Stock, Performance and Restricted Stock Unit Awards.    The participant will not realize ordinary income on the grant of a restricted stock award (or a performance award if the shares of common stock are issued on grant), but will realize ordinary income when the shares subject to the award become vested in an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the purchase price, if any, paid for the shares. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the shares are granted an amount equal to the excess of (i) the fair market value of the shares on the date of issuance, over (ii) the purchase price, if any, paid for the shares. If the Section 83(b) election is made, the participant will not realize any additional taxable income when the shares become vested.

        The participant will not realize ordinary income on the grant of a restricted stock unit award (or a performance award under which shares of common stock are not issued on grant), but will realize ordinary income when the shares subject to the award are issued to the participant after they become vested. The amount of ordinary income will be equal to the excess of (i) the fair market value of the shares on the date they are issued over (ii) the purchase price, if any, paid for the award.

        Upon disposition of shares of common stock acquired under a restricted stock award, performance award or restricted stock unit award, the participant will realize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for the shares plus any amount realized as ordinary income upon grant (or vesting) of the shares.

        Company Tax Deduction.    We generally will be entitled to a tax deduction in connection with an award under the 2016 Plan, subject to the provisions of Section 162(m) of the Code, in an amount equal to the ordinary income realized by a participant and at the time the participant realizes such income (for example, on the exercise of a nonqualified stock option). Section 162(m) of the Code may limit the deductibility of compensation paid to our chief executive officer and to each of the next three most highly compensated executive officers other than the chief financial officer. Under Section 162(m), the annual compensation paid to any of these executives will be deductible to the extent that it does not exceed $1,000,000 or if the compensation is treated as performance-based compensation under Section 162(m) of the Code. Compensation attributable to stock options and SARs under the 2016 Plan should qualify as performance-based compensation if the awards are made by the compensation and nominating committee and the exercise or grant price of the award is no less than the fair market value of the common stock on the date of grant. Compensation attributable to restricted stock awards, restricted stock unit awards and performance awards should qualify as performance-based compensation if (i) the compensation is approved by the compensation and nominating committee, (ii) the compensation is paid only upon the achievement of an objective performance goal established in writing by the compensation and nominating committee while the outcome is substantially uncertain, and (iii) the compensation and nominating committee certifies in writing prior to the payment of the compensation that the performance goal has been satisfied.

 ITEM NO. THREE

ISSUANCE OF SHARES

        On October 24, 2016, we received a written consent from Kanis, the holder of a majority of our outstanding shares of Common Stock as of such date, approving the offer and sale of our securities in a private placement transaction, or series of related private placement transactions (the "Financing Transaction"), on the terms described in this Item No. Three, including the following:

  •
  The issuance of up to 6,000,000 shares of our common stock to one or more accredited investors in one or more closings at a price of $2.00 per share, which investors may include employees and directors of the Company (the "Offering"); and

  •
  The issuance to MDB Capital Group LLC (the "Placement Agent"), in consideration for its services as placement agent for the Offering, of (i) a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the Offering (the "Placement Agent Shares"), and (ii) a five-year warrant to purchase at an exercise price of $2.20 per share, a number of shares of our common stock equal to 10% of the number of shares of our common stock issued in the Offering (the "Placement Agent Warrants").

        On October 11, 2016, our board of directors approved the Financing Transaction. Approval of the Financing Transaction required such board approval and the affirmative vote of stockholders representing a majority of our outstanding voting securities in accordance with the requirements of the Nasdaq Marketplace Rules. Such requirements have been met, so no vote or further action of our stockholders is required to approve the Financing Transaction. You are hereby being provided with notice of the approval of the Financing Transaction by less than unanimous written consent of our stockholders.

Summary of the Offering

        On November 3, 2016, the Company entered into a Securities Purchase Agreement (the "Purchase Agreement") with certain accredited investors (the "Buyers") that sets forth the terms and conditions of the Company's offer and sale to the Buyers of 5,172,250 shares of Common Stock at a price of $2.00 per share in two closings, for gross proceeds of $10,344,500.

        We sold 949,960 shares of Common Stock at the initial closing of the Offering on November 4, 2016 (the "Initial Closing") for aggregate gross proceeds of $1,899,920. At the Initial Closing, we also issued to the Placement Agent 94,996 Placement Agent Shares and Placement Agent Warrants to purchase up to 94,996 shares of Common Stock. No employees or directors of the Company purchased shares of Common Stock at the Initial Closing.

        The second closing of the Offering for the sale of up to 4,222,290 shares of Common Stock for gross proceeds of $8,444,560 is contemplated to occur promptly following the effectiveness, in accordance with the Exchange Act, of the written consent of Kanis approving the Financing Transaction as required by the Nasdaq Marketplace Rules as outlined below.

Stockholder Approval Pursuant to NASDAQ Marketplace Rules

        Our Common Stock is listed on The NASDAQ Capital Market ("NASDAQ"), and we are subject to NASDAQ's Marketplace Rules, including the following rules that require stockholder approval of certain securities issuance:

  •
  Pursuant to NASDAQ Marketplace Rule 5635(d), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving the sale or issuance by the Company of Common Stock (or securities convertible into or exchangeable for Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the greater of book or market value of the stock on the date the Company enters into a binding agreement for the issuance of such securities.

  •
  Pursuant to NASDAQ Marketplace Rule 5635(c), stockholder approval is required prior to the issuance of securities when a stock option or purchase plan is to be established or materially amended or other equity compensation arrangement made or materially amended, pursuant to which stock may be acquired by officers, directors, employees, or consultants. NASDAQ considers to be equity compensation within the meaning of Marketplace Rule 5635(c), the purchase by officers, directors, employees or consultants of securities in a private placement for a price that is less than the greater of book or market value of the stock on the date the Company enters into a binding agreement for the issuance of such securities.

        Based on a market price of $2.76 per share on November 3, 2016, the date the Company entered into the Purchase Agreement for the Offering, which price is above the Offering price of $2.00 per share and the exercise price of the Placement Agent Warrants of $2.20 per share, the issuance of shares of our Common Stock in the Offering is at a discount to the market value of our Common Stock within the meaning of NASDAQ Marketplace Rules 5635(c) and 5635(d). Consequently, prior to the effectiveness of the written consent of Kanis approving the Financing Transaction, which is expected to occur on the twentieth day after we mail this Information Statement to our stockholders, we cannot issue in the Offering (i) securities for more than 1,897,472 shares of Common Stock (which is equal to 20% of the number of shares of Common Stock outstanding on the date of execution of the Purchase Agreement) or (ii) any shares of Common Stock to our officers, directors, employees or consultants.

        At the Initial Closing, the Company sold 949,960 shares of Common Stock to the Buyers and issued to the Placement Agent 94,996 Placement Agent Shares and Placement Agent Warrants to purchase up to 94,996 shares of our Common Stock. The total number of shares of Common Stock, together with the total number of shares of Common Stock underlying the Placement Agent Warrants, issued at the Initial Closing represented approximately 12.0% of the issued and outstanding shares of our Common Stock on the date of the Purchase Agreement, and thus the issuance did not require prior stockholder approval under NASDAQ Marketplace Rule 5635(d). In addition, no officers, directors, employees or consultants of the Company purchased shares of Common Stock at the Initial Closing, and thus the issuance did not require prior stockholder approval under NASDAQ Marketplace Rule 5635(c).

        Assuming the sale of an aggregate of 4,222,290 shares of Common Stock at the second closing (of which 277,500 shares will sold to officers and directors), the issuance of 394,479 shares of Common Stock to the Placement Agent, and the issuance to the Placement Agent, and the Placement Agent's exercise of, warrants to purchase 394,479 shares of Common Stock, as provided for in the Purchase Agreement, the shares issued at the Initial Closing and the second closing in connection with the Offering would represent in the aggregate approximately 64.8% of the issued and outstanding shares of our Common Stock on the date of the Purchase Agreement, and thus the issuance of securities at the second closing requires prior stockholder approval under NASDAQ Marketplace Rule 5635(d). In addition, officers and directors of the Company have agreed to purchase shares of Common Stock at the second closing, and thus the issuance to them requires prior stockholder approval under NASDAQ Marketplace Rule 5635(c).

Purpose and Potential Adverse Effects of the Offering

        Our Board unanimously approved the Company's entry into the Purchase Agreement and our consummation of the Offering on October 11, 2016. Under the terms of separate agreements that we entered into on June 30, 2016 with Kanis and Haldor Topsøe A/S, we are required to use our commercially reasonable efforts to raise at least $5,000,000 of additional capital through the sale of equity or equity-linked securities as soon as practicable following the consummation of the transactions contemplated under such agreements and in any event on or before December 31, 2016. Our board of directors also believes it is in the best interests of the Company and our stockholders to raise additional operating capital by consummating the Offering, thereby strengthening our balance sheet. As such, the primary purpose of the Offering is to satisfy our obligations under the agreements with Kanis and Haldor Topsøe A/S and to increase our financial strength by enhancing our ability to invest our available cash in operating activities.

        The shares of Common Stock sold in the Offering will be part of the existing class of Common Stock and will have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock are not entitled to preemptive rights or cumulative voting.

        The consummation of the Offering will not have any immediate effect on the rights of existing stockholders, but will have a dilutive effect on the voting power and interest of current stockholders. The issuance of the shares of Common Stock (both to the Buyers and the Placement Agent) and the shares of Common Stock underlying the warrants will have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance of such shares.

        Assuming the sale of 5,172,250 shares of Common Stock in the Offering, the issuance of 489,475 shares of Common Stock to the Placement Agent, and the issuance to the Placement Agent, and the Placement Agent's exercise of, warrants to purchase 489,475 shares of Common Stock in connection with the Offering, the shares issued in connection with the Offering would represent approximately 39.3% of the issued and outstanding shares of Common Stock after such issuance based on the number of shares of Common Stock outstanding immediately prior to the date of the Initial Closing. We also expect to issue an additional 462,535 shares of Common Stock to Haldor Topsøe A/S upon its conversion of $750,000 in principal amount of indebtedness concurrently with the final closing of the Financing Transaction. The shares issued in connection with the Offering, together with the shares issued to Haldor Topsøe A/S, would represent approximately 41.1% of the issued and outstanding shares of Common Stock after such issuances based on the number of shares of Common Stock outstanding immediately prior to the date of the Initial Closing.

Terms of the Offering

        THIS SUMMARY OF THE TERMS OF THE OFFERING IS INTENDED TO PROVIDE YOU WITH BASIC INFORMATION CONCERNING THE OFFERING; HOWEVER, IT IS NOT INTENDED AS A SUBSTITUTE FOR REVIEWING THE SECURITIES PURCHASE AGREEMENT AND THE REGISTRATION RIGHTS AGREEMENT IN THEIR ENTIRETY, WHICH WE HAVE INCLUDED AS ANNEX C AND ANNEX D, RESPECTIVELY, TO THIS INFORMATION STATEMENT. YOU SHOULD READ THIS SUMMARY TOGETHER WITH THESE DOCUMENTS.

Summary of the Terms of the Securities Purchase Agreement

        We and the Buyers have entered into the Purchase Agreement. The Purchase Agreement contains representations and warranties by us and the Buyers to each other and is not intended to provide any other factual information about us.

        Representations and Warranties.    We provided representations and warranties that we believe are customary for transactions of this nature for similar businesses. In addition, each Buyer made representations and warranties to us that we believe are customary for transactions of this nature. The representations and warranties in the Purchase Agreement were made only for the purposes of the Purchase Agreement and solely for the benefit of the parties to the Purchase Agreement as of specific dates. The assertions embodied in the representations and warranties are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Purchase

Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standards of materiality different from what might be viewed as material to stockholders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about us and you should read the Purchase Agreement together with the other information concerning us that we publicly file in reports and statements with the SEC.

        Covenants.    We made certain covenants to the Buyers that we believe are customary for transactions of this nature for similar businesses, including (a) maintaining our status as an issuer required to file reports under the Exchange Act and timely filing all reports we are required to file under the Securities Act, Exchange Act or other applicable securities laws and regulations, (b) taking all reasonable action under our control to maintain our continued listing, quotation and trading of our Common Stock on our principal trading market and complying in all respects with our reporting, filing and other obligations of our principal trading market, (c) taking such actions as are required to permit the Buyers to sell the shares of Common Stock purchased in the Offering pursuant to Rule 144 promulgated under the Securities Act, and (d) promptly after the initial closing using our commercially reasonable efforts to file this Information Statement and to effectuate the Actions to allow the Company to consummate the second closing of the Offering.

        Company's Conditions to the Initial Closing.    The obligation of the Company to sell shares of Common Stock on the date of the Initial Closing to each Buyer participating therein, which occurred on November 4, 2016, was subject to the satisfaction or waiver of specified conditions, including, but not limited to, the following:

  •
  Such Buyer's delivery of the applicable transaction documents and related certificates and other instruments, executed by such Buyer and/or its officers, as applicable.

  •
  Such Buyer's payment of the applicable purchase price to the escrow agent for the Offering.

  •
  The truthfulness and correctness of such Buyer's representations and warranties in all material respects, and such Buyer's performance, in all material respects, of all covenants, agreements and conditions required to be performed, at or prior to the closing date.

  •
  The absence of the occurrence of any event or series of events that resulted, or could reasonably be expected to result in, a material adverse effect on the Company.

  •
  Trading in the Common Stock shall not have been suspended by the SEC or any principal trading market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of the execution of the Purchase Agreement.

        Buyers' Conditions to the Initial Closing.    The obligation of the Buyers to purchase shares of Common Stock on the date of the Initial Closing was subject to the satisfaction or waiver of specified conditions, including, but not limited to, the following:

  •
  The Company's delivery of the applicable transaction documents and related certificates and other instruments, executed by the Company and/or its officers, as applicable.

  •
  The truthfulness and correctness of the Company's representations and warranties in all material respects, and the Company's performance, in all material respects, of all covenants, agreements and conditions required to be performed, at or prior to the closing date.

  •
  The Company's receipt of all governmental, regulatory or third party consents and approvals necessary of the sale of the shares of Common Stock in the Offering.

  •
  The absence of the occurrence of any event or series of events that resulted, or could reasonably be expected to result in, a material adverse effect on the Company.

  •
  Kanis and the Placement Agent's entry into a Lock-Up Agreement in form and substance reasonably satisfactory to Kanis and the Placement Agent, for a period of one year from the initial closing of the Offering.

        Company's Conditions to the Additional Closings.    The obligation of the Company to sell shares of Common Stock on the date of each additional closing of the Offering to the Buyers participating therein is subject to the satisfaction or waiver of specified conditions, including, but not limited to, the conditions listed above for the initial closing, and a period of at least twenty days having elapsed from the date the Company first transmits this Information Statement to holders of its Common Stock.

        Buyers' Conditions to the Additional Closings.    The obligation of the Buyers to purchase shares of Common Stock on the date of each additional closing of the Offering in which such Buyers participate is subject to the satisfaction or waiver of specified conditions, including, but not limited to, the conditions listed above for the initial closing, and a period of at least twenty days having elapsed from the date the Company first transmits this Information Statement to holders of its Common Stock.

        Indemnification Obligations.    The Company has agreed to indemnify the Buyers and their affiliates for liabilities arising out of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any transaction document or in any certificate or other instrument executed pursuant thereto, and for claims brought or made against the Buyers and their affiliates arising out of or resulting from the execution, delivery, performance or enforcement of the transaction documents or any certificate or other instrument executed pursuant thereto.

        Termination.    Prior to the initial closing of the Offering, the Purchase Agreement was terminable by (i) mutual written agreement or (ii) by either the Company or a Buyer (as to itself but for no other Buyers) upon written notice to the other if the initial closing of the Offering shall not have taken place by 3:30 p.m. Eastern Time on November 11, 2016, or such later date as approved by our board of directors and the Placement Agent, but in no event later than December 2, 2016. The Company may not terminate the Purchase Agreement after the initial closing of the Offering, and the Purchase Agreement will automatically terminate if the second closing is not held by the 120th day after the initial closing of the Offering, provided that commencing on the 45th day after the initial closing of the Offering and prior to the 120th day after the initial closing of the Offering, any Buyer (as to itself but for no other Buyer) may terminate the Purchase Agreement upon written notice to the Company. Upon the termination of the Purchase Agreement, if any funds deposited by a Buyer are still in escrow with the escrow agent, the Company and the Placement shall jointly instruct the escrow agent to return those funds to such Buyer.

Summary of the Terms of the Registration Rights Agreement

        In connection with the Offering, on November 4, 2016, we entered into a Registration Rights Agreement with the Buyers (the "Registration Rights Agreement"), pursuant to which, among other things, we agreed to provide certain registration rights with respect to the resale of the shares issued in the Offering and any other securities issued or issuable with respect to or in exchange for such shares (collectively, the "Registrable Securities") under the Securities Act of 1933, as amended (the "Securities Act"). The Registration Rights Agreement provides that if (i) we do not file a registration statement on or before the required filing date, (ii) such registration statement is not declared effective on or prior to the required effectiveness date, or (iii) after its effective date, sales cannot be made pursuant to such registration statement for any reason (excluding delays permitted under the Registration Rights Agreement or the Buyer's inability to sell Shares due to market conditions), then we must pay each Buyer on the date of such event and for each 30-day period or pro rata portion thereafter that such event continues, an amount in cash, as such Buyer's exclusive monetary remedy and as liquidated damages (and not as a penalty), equal to 1% of the aggregate amount invested by such Buyer pursuant to the Purchase Agreement, up to a maximum amount of 10% of the aggregate amount invested by such Buyer pursuant to the Purchase Agreement.

        Under the Registration Rights Agreement we agreed to indemnify each Buyer for losses resulting from (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any registration statement or related prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by us specifically for that purpose or based on written information furnished by us filed in any state or other jurisdiction in order to qualify any or all of the Shares under the securities laws thereof; (iii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by us or our agents of any rule or regulation promulgated under the Securities Act applicable to us or our agents and relating to action or inaction required of us in connection with such registration; or (v) any failure to register or qualify the Shares included in any such Registration Statement in any state where we or our agents have affirmatively undertaken or agreed in writing that we will undertake such registration or qualification on a Buyer's behalf and will reimburse such Buyer, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

        Under the Registration Rights Agreement, each Buyer agreed to indemnify us for losses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or related prospectus, or any amendment or supplement thereto, or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Buyer to us specifically for inclusion in such registration statement or related prospectus or amendment or supplement thereto.

Summary of the Terms of the Placement Agent Agreement

        In connection with the Offering, pursuant to our engagement letter with MDB Capital Group LLC, the placement agent for the Offering, we were required to issue or pay to the Placement Agent, as applicable, at each closing, (i) that number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued in the Offering, (ii) a five-year warrant to purchase at an exercise price of $2.20 per share, a number of shares of Common Stock equal to 10% of the number of shares of Common Stock issued in the Offering, and (iii) reimbursement of expenses incurred by the Placement Agent in connection with the Offering; provided that no shares of Common Stock or warrants will be issued to the Placement Agent in respect of any shares sold in the Offering to Kanis, Haldor Topsøe A/S, any officer or director of CDTi, or any of their respective affiliates.

        We agreed to indemnify the Placement Agent to the fullest extent permitted by law against certain liabilities that may be incurred in connection with the transactions contemplated under the Purchase Agreement, including certain civil liabilities under the Securities Act, and, where such indemnification is not available, to contribute to the payments the Placement Agent may be required to make in respect of such liabilities.

Board Approval

        In reaching its determination to approve the Offering our board of directors, with advice from our management and legal advisors, considered a number of factors, including:

  •
  our financial condition, results of operations, cash flow and liquidity, including our outstanding debt obligations, the repayment of which requires us to raise additional capital;

  •
  our view that the Offering will strengthen our balance sheet, provide additional financial flexibility and enhance our ability to invest available cash resources in operating activities;

  •
  the fact that Kanis, our majority stockholder would have an opportunity to approve the issuance of the shares of Common Stock in the Offering; and

  •
  the availability of the exemption from registration under Regulation D promulgated under the Securities Act for the issuance of the shares of Common Stock in the Offering.

        The Board also considered adverse factors to the consummation of the Offering, including the fact that our current stockholders will be diluted upon the consummation of the Offering.

        In view of the variety of factors considered in connection with the evaluation of the consummation of the Offering and the complexity of these matters, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign any relative weight to the various factors considered. In addition, in considering the various factors, individual members of the Board may have assigned different weights to different factors.

        After evaluating these factors for and against the consummation of the Offering, and based upon their knowledge of our business, financial condition and prospects, and the view of our management, the Board unanimously concluded that the consummation of the Offering is in our best interest and in the best interests of our stockholders.

Dissenters' Rights of Appraisal

        Under Delaware law, stockholders are not entitled to appraisal rights with respect to the consummation of the Offering and we will not independently provide our stockholders with any such right.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information known to us regarding the beneficial ownership of Common Stock as of October 24, 2016 by: 1) each person known to CDTi to beneficially own more than five percent of its outstanding shares of Common Stock; 2) each of CDTi's directors; 3) each of CDTi's Named Executive Officers; and 4) all directors and executive officers as a group.

        Unless otherwise noted below, the address of each beneficial owner listed in the table is in care of Clean Diesel Technologies, Inc., 1621 Fiske Place, Oxnard, California, 93033 U.S.A.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Shares Outstanding(2)
Directors, Named Executive Officers and all Directors and Executive Officers as a Group:
Dr. Till Becker, Director	3,849	*
Lon E. Bell, Ph.D., Director(3)	348,493	3.7%
Mungo Park, Director(4)	9,544	*
Matthew Beale, President, Chief Executive Officer and Director(5)	104,937	1.1%
Stephen J. Golden, Ph.D., Chief Technology Officer and Vice President(6)	33,038	*
Christopher J. Harris, Former President and Chief Operating Officer	10,000	*
David E. Shea, Vice President of Operations	3,306	*
Pedro J. Lopez-Baldrich, Former General Counsel, Corporate Secretary and Vice President	6,703	*
Directors and executive officers as a group (7 persons)(7)	503,168	5.3%
Greater than 5% Stockholders:
Kanis S.A.(8)	5,012,707	52.8%

*
Less than 1%

(1)
To our knowledge, unless otherwise indicated in the footnotes to this table, we believe that each of the persons named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

Beneficial ownership has been determined in accordance with Securities and Exchange Commission ("SEC") rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities. These rules also treat as beneficially owned all shares that a person would receive upon 1) exercise of stock options or warrants held by that person that are immediately exercisable or exercisable within 60 days of the determination date; and 2) vesting of restricted stock units held by that person that vest within 60 days of the determination date, which is October 24, 2016 for this purpose. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants or restricted stock units, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The percent of CDTi beneficially owned is based on 9,487,362 shares of Common Stock issued and outstanding on October 24, 2016, together with the applicable stock options,

  restricted stock units and warrants for that stockholder or group of stockholders calculated in accordance with SEC rules.

(3)
For Dr. Bell, includes a warrant to acquire 8,000 shares. 16,000 shares and the warrant are held in the Bell Family Trust for which Dr. Bell serves as Trustee and has sole voting and investment control over such securities.

(4)
For Mr. Park, includes 3,000 shares subject to options currently exercisable.

(5)
For Mr. Beale, includes 50,000 shares subject to options exercisable within 60 days and 1,507 shares subject to restricted stock units issuable within 60 days.

(6)
For Dr. Golden, includes 22,087 shares subject to options currently exercisable and 2,806 shares subject to restricted stock units issuable within 60 days. 1,711 shares are held in the Golden Family Trust for which Dr. Golden serves as Trustee and has sole voting and investment control over such securities.

(7)
Includes warrants to acquire 8,000 shares, 75,087 shares subject to options currently exercisable and 4,314 shares subject to restricted stock units issuable within 60 days. Excludes the beneficial ownership of Mr. Harris and Mr. Lopez-Baldrich who each resigned from the Company effective December 11, 2015.

(8)
Kanis' mailing address is c/o 235 Old Marylebone Road, London NW1 5QT, England. Includes warrants to purchase 49,800 shares that currently are exercisable. Derek Gray, Chief Financial Officer of Kanis S.A., exercises voting and investment power over the shares held by Kanis but disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.

Change of Control

        On June 30, 2016, we entered into a Letter Agreement (the "Kanis Exchange Agreement") with Kanis pursuant to which we agreed to an exchange with Kanis of an aggregate of $7,500,000 in principal amount of promissory notes and other indebtedness (collectively, the "Kanis Notes") held by Kanis, plus accrued but unpaid interest, for a number of shares of Common Stock equal to (a) the principal amount of the Kanis Notes plus the accrued but unpaid interest thereon through and including the date of the settlement of the exchange contemplated by the Kanis Exchange Agreement, divided by (b) $1.6215.

        At a special meeting of stockholders held on August 25, 2016, our stockholders approved the transactions contemplated by the Kanis Exchange Agreement, which approval was a condition precedent to the issuance of Common Stock in exchange for the Kanis Notes.

        On August 30, 2016, we consummated the Kanis Exchange Agreement transaction, pursuant to which we issued to Kanis an aggregate of 4,872,032 shares of Common Stock in exchange for the delivery to us of the Kanis Notes and the extinguishment of $7,900,000 of indebtedness.

        On August 30, 2016, after giving effect to the issuance to Kanis of 4,872,032 shares of Common Stock pursuant to the Kanis Exchange Agreement transaction, Kanis beneficially owned 5,012,707 shares of Common Stock, which included 49,800 shares that can be acquired by Kanis upon the exercise of outstanding warrants, and which represented approximately 52.6% of our outstanding Common Stock. As a result, immediately following consummation of the Kanis Exchange Transaction, Kanis controlled a majority of our total voting securities, and had the ability to control the outcome of matters submitted to our stockholders for approval, including the election of directors, the issuance of securities and any merger, consolidation, or sale of all or substantially all of our assets. This concentration of ownership may also have the effect of deterring, delaying or preventing a subsequent change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company, and might ultimately affect the market price of our Common Stock.

 EXECUTIVE COMPENSATION

Summary Compensation Table

        The table below sets forth information for the year indicated with respect to compensation earned by 1) the individuals who served as Chief Executive Officer in 2015; and 2) the next two most highly compensated executive officers who were serving as executive officers as of December 31, 2015, other than individuals who served as Chief Executive Officer in 2015, and who earned more than $100,000 during such year; and 3) the individual whom disclosure would have been provided but for the fact that he was not serving as an executive officer as of December 31, 2015. We refer to each of these individuals in this Information Statement as a "Named Executive Officer."

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Matthew Beale	2015	$52,500	—	$829,097	$19,909	$49,007	$950,513
President, Chief Executive Officer and Director
Christopher J. Harris	2015	$269,712	—	$162,556	$87,970	$23,526	$543,764
Former President and Chief	2014	$251,442	—	$66,665	$49,000	$360	$367,467
Operating Officer
Stephen J. Golden, Ph.D.	2015	$300,000	$18,000	$185,704	$55,272	$690	$559,666
Chief Technology Officer and	2014	$300,000	—	$79,998	$36,000	$690	$416,688
Vice President
David E. Shea	2015	$225,000	—	$106,450	$41,454	$438	$373,342
Chief Financial Officer,	2014	$163,750	$10,000	$39,750	$24,300	$304	$238,104
Treasurer and Secretary
Pedro J. Lopez-Baldrich	2015	$245,192	—	$74,410	$53,315	$40,247	$413,164
Former General Counsel and	2014	$241,731	—	$199,165	$27,000	$231	$468,127
Vice President

(1)
On October 19, 2015, our board of directors appointed Mr. Beale to serve as Chief Executive Officer and reassigned Mr. Harris from his role as Chief Executive Officer to Chief Operating Officer, effective October 22, 2015. On December 10, 2015, Mr. Harris and Mr. Lopez-Baldrich resigned from their respective positions, effective as of December 11, 2015.

(2)
The Company has entered into employment agreements with each of Mr. Beale, Mr. Harris, Dr. Golden, Mr. Shea and Mr. Lopez-Baldrich, and a separation agreement with Mr. Harris and Mr. Lopez-Baldrich. Consistent with the terms of each employment agreement, the Company reviews the base salaries of executive officers employed by the Company on an annual basis, and has and may from time to time make adjustments to the base salary amount.

(3)
The Company awards discretionary bonuses to executive officers based upon individual performance from time to time. Dr. Golden's 2015 bonus was awarded in recognition for significant services and ongoing contributions.

(4)
The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to value the awards reported in the Summary Compensation Table, see Note 13 to the Company's consolidated financial statements included in the Annual Report on Form 10-K for the year ended

  December 31, 2015. For Mr. Beale, such amount includes $29,547 for his service as a Non-Executive Director.

(5)
The executive officers are eligible for a cash incentive award payable by the Company under the 2015 Management Short Term Incentive Plan ("STIP") based upon Company and personal performance targets. Cash incentive payments earned under the 2015 STIP were based upon a target eligibility of 70% of base salary for Mr. Beale, and 40% of base salary for each of Dr. Golden and Mr. Shea, payable by the second quarter of 2016, provided the participant is employed by the Company at such time. Mr. Harris' target eligibility of 60% for the 2015 STIP was pro-rated and paid per the terms of a separation agreement and release dated December 14, 2015 which provided for a pro-rated payment of $87,970. Mr. Lopez-Baldrich's target eligibility of 40% for the 2015 STIP was pro-rated and paid per the terms of a separation agreement and release dated December 14, 2015 which provided for a pro-rated payment of $53,315.

(6)
The amounts indicated reflect dollar value of premiums paid by CDTi for group term life and accidental death and dismemberment insurance and the following additional amounts: (i) Mr. Beale's amount includes (a) compensation earned for his service as a Non-Executive Director in the amount of $41,931, which further compensation ceased upon his transition to an Executive Director, and (b) $3,000 per month for a housing allowance totaling $6,968; (ii) Mr. Harris' amount for 2015 includes (a) one-time payment of $11,936 to defray costs for medical expenses, and (b) $10,577 vacation accrual paid upon termination; and (iii) Mr. Lopez-Baldrich's amount for 2015 includes (a) one-time payment of $10,757 to defray costs for medical expenses, and (b) $28,846 vacation accrual paid upon termination.

Narrative Disclosure to Summary Compensation Table

Employment Agreements

        We entered into an employment agreement with Mr. Beale on October 22, 2015, Mr. Harris on March 25, 2014 (the "Original Employment Agreement"), which was amended and restated on December 22, 2014 (the "Amended Employment Agreement"), and employment agreements with Mr. Shea on December 22, 2014 and Mr. Lopez-Baldrich on March 25, 2014. We also entered into separation agreements with Mr. Harris and Mr. Lopez-Baldrich on December 14, 2015. Our subsidiary, Catalytic Solutions, Inc. ("CSI"), entered into an employment agreement with Dr. Golden on October 17, 2006.

        The employment agreements provide for an annual base salary of $325,000 for Mr. Beale, $250,000 for Mr. Harris under his Original Employment Agreement, $275,000 for Mr. Harris, under his Amended Employment Agreement effective as of December 1, 2014, $257,500 for Dr. Golden, $225,000 for Mr. Shea and $250,000 for Mr. Lopez-Baldrich, subject to potential adjustments based on an annual review of each named executive officer's salary. Under his employment agreement, Mr. Beale is eligible to receive a temporary monthly housing allowance of $3,000 through October 2016.

        The employment agreements also provide for certain incentive compensation, including:

  •
  for Mr. Beale, (i) 100,000 non-qualified stock options granted on November 5, 2015, having an exercise price equal to the closing price of a share of our Common Stock as reported on the NASDAQ on such date, with 50% vesting on March 31, 2016 and 50% on December 31, 2016, and (ii) an annual bonus based on the Company's achievement of financial objectives established by the Board and Mr. Beale's achievement of agreed upon personal business objectives, which varies from 0% to 119% of base salary with a target of 70% of such base salary;

  •
  for Mr. Harris, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by the Board, (ii) an annual bonus based on the Company's achievement of financial objectives established by the Board and Mr. Harris'

    achievement of agreed upon personal business objectives, which varies from 0% to 68% of base salary with a target of 40% of such base salary under his Original Employment Agreement and 0% to 102% of Mr. Harris' base salary with a target of 60% of such base salary under his Amended Employment Agreement;

  •
  for Dr. Golden, (i) the opportunity to obtain a bonus of up to 60% of his base salary, dependent on the attainment of certain goals and objectives, and (ii) any equity incentive awards that may be granted to Dr. Golden under our current Amended and Restated Stock Incentive Plan;

  •
  for Mr. Shea, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by our board of directors, and (ii) an annual bonus based on the Company's achievement of financial objectives established by our board of directors and Mr. Shea's achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Shea's base salary with a target of 40% of such base salary; and

  •
  for Mr. Lopez-Baldrich, (i) the opportunity to receive long-term incentive awards correlated to his salary and calculated using a multiplier determined by our board of directors, and (ii) an annual bonus based on the Company's achievement of financial objectives established by our board of directors and Mr. Lopez-Baldrich's achievement of agreed upon personal business objectives, which varies from 0% to 68% of Mr. Lopez-Baldrich's base salary with a target of 40% of such base salary.

        On December 14, 2015, Messrs. Harris and Lopez-Baldrich (each, an "Executive") each entered into a separation agreement and release with the Company, pursuant to which the parties agreed:

  •
  A cash payment equal to thirteen (13) months of Executive's base salary payable in installments in accordance with the Company's normal payroll schedule and payroll practices, less applicable tax withholdings.

  •
  A lump sum cash payment in the amount of (i) with respect to Mr. Harris, $11,936.07, and (ii) with respect to Mr. Lopez-Baldrich, $10,756.86, less all applicable withholdings and deductions, to help defray costs incurred for medical insurance whether the Executive elects coverage under COBRA or obtains coverage through the State or Federal Health Insurance Marketplaces.

  •
  Accelerated vesting and exercisability of (i) with respect to Mr. Harris, 3,119 outstanding restricted stock units and outstanding unvested stock option awards to purchase 9,353 shares of Common Stock and (ii) with respect to Mr. Lopez-Baldrich, 3,334 outstanding restricted stock units, to be automatically accelerated on December 18, 2015.

  •
  All of Executive's vested stock option awards shall remain exercisable by Executive for a period of 90 days following the Separation Date.

        On March 29, 2016, the Company entered into addendums to employment agreements with certain of its Executive Officers to reduce base salary compensation to the amounts listed below:

  •
  Matthew Beale: $250,000

  •
  Stephen J. Golden, Ph.D.: $225,000

  •
  David E. Shea: $175,000

        Such reductions in base salary compensation are intended to support the Company's efforts to reduce its overall cost structure.

Short-Term Incentives

        All executive officers of the Company are eligible to participate in CDTi's STIP. Participation levels, business and personal objectives, and financial targets are established and determined by our board of directors upon recommendation of the Compensation and Nominating Committee and may include an incremental pay scale that includes linear payout levels. Aggregate plan payments are calculated by CDTi's senior management and approved by the Compensation and Nominating Committee and our board of directors. Individual employee payment recommendations are then submitted to the Company's Chief Executive Officer, Compensation and Nominating Committee and Board for final approval before any payments can be made. Cash incentives under the STIP are paid out on an annual basis by the end of the second quarter of each year upon review of financial results from the previous year. To be eligible for the cash incentive payout, participants must remain employed by CDTi on the date of the payout.

        Upon recommendation by the Compensation and Nominating Committee, on April 2, 2015, the Board set specific performance goals and business target criteria pertaining to the STIP for fiscal 2015. Cash incentive potential is based upon CDTi's business objectives and financial performance. Criteria for financial performance targets include sales growth, operating income and free cash flow. Payments made to Mr. Harris and Mr. Lopez-Baldrich were pro-rated and paid per the terms of their December 14, 2015 separation agreement and release.

Long-Term Incentives

        Executive Long-Term Incentive Plan.    The Executive Long-Term Incentive Plan was established in 2012 as a cash incentive plan for key executives of the Company. The Plan occurs over three-year periods with the first period having commenced with the Company's 2012 calendar year. Under the Plan, the Company's Named Executive Officers and other key executives are provided with specific three-year target incentives based upon their salary, which are payable in cash if the Company achieves certain performance goals set by the Board of Directors for each rolling three-year cycle. Awards are to be paid out following the end of the three-year period if the specified performance goals are met. For example, goals set in calendar year 2012 pertained to calendar years 2012, 2013 and 2014, and became eligible for payment in early calendar year 2015, at the Board of Director's discretion. While the Board of Directors has the discretion to establish new performance goals for subsequent three-year cycles on an annual basis, they elected to discontinue use of this plan on May 20, 2015.

        Performance goals for the final three-year period beginning on January 1, 2013 and ending on December 31, 2015 were not achieved and therefore, no executive was eligible to receive payment under the Plan for calendar year 2015.

        Stock Incentive Plan.    CDTi has one equity based employee compensation plan, the Stock Incentive Plan (formerly known as the 1994 Incentive Plan), which was approved by our stockholders in 1994 upon adoption and again in 2002, 2012 and 2015 upon amendments. Under the Plan currently, awards may be granted to participants in the form of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock, restricted share units, performance awards, or any combination of the foregoing. Participants in the Plan may be CDTi's Directors, employees, consultants or advisors (except consultants or advisors in capital-raising transactions) as the Directors determine are key to the success of our business. The Compensation and Nominating Committee grants stock options and restricted stock (or restricted share units) as long-term equity incentive awards. These awards are designed to focus management on the long-term success of CDTi and thereby align the interests of the recipients with the interests of the stockholders.

        Under the Plan, the Board grants stock option awards and restricted share units upon the recommendation of the Compensation and Nominating Committee. Awards are generally granted annually during the first half of the calendar year. Stock options are granted for a term of not more than ten years and at an exercise price per share equal to fair market value on the grant date.

        The following table sets out information as to the grant awards made to the Named Executive Officers during fiscal year 2015.

Name/Award Type	Grant Date	Number of Shares	Vesting
Matthew Beale(1)
Restricted Share Units	05/20/2015	3,015	50% on November 20, 2015 and 50% on May 20, 2016 or immediately prior to the commencement of the Company's 2016 annual meeting of stockholders, as long as he has continuously remained a director of, or consultant to, the Company through such date
NQ Stock Option	11/05/2015	100,000	50% on each of March 31 and December 31, 2016
Christopher J. Harris
NQ Stock Option	05/20/2015	18,705	33.3% on each May 20th of 2016, 2017 and 2018
Stephen J. Golden, Ph.D.
NQ Stock Option	05/20/2015	21,369	33.3% on each May 20th of 2016, 2017 and 2018
David E. Shea
NQ Stock Option	05/20/2015	12,249	33.3% on each May 20th of 2016, 2017 and 2018
Pedro J. Lopez-Baldrich
NQ Stock Option	05/20/2015	8,563	33.3% on each May 20th of 2016, 2017 and 2018

(1)
Mr. Beale's Restricted Share Unit Award was earned for his service as a Non-Executive Director

        In connection with Mr. Harris' and Mr. Lopez-Baldrich's resignations, our board of directors accelerated vesting under certain of their equity awards. Please see footnote two to the "Outstanding Equity Awards at Fiscal Year-End" table.

Executive Compensation Consultant

        During 2015, the Compensation and Nominating Committee directly retained LTC Performance Strategies, Inc. ("LTC") to conduct an executive compensation assessment with a primary focus on the long-term component of compensation for our executive officers. The assessment by LTC contained a customized peer group analysis of compensation data, including equity compensation/ownership and various long-term compensation practices. The Compensation and Nominating Committee has used and expects to use LTC's assessment and recommendations to determine executive long-term compensation and implement the Company's executive compensation program structures for subsequent years. In particular, in May 2015, on the recommendation of the Compensation and Nominating Committee, our board of directors discontinued use of the Company's Executive Long-Term Incentive Plan beginning with the 2014 plan year; began using stock options as the primary long-term compensation vehicle; and began to increase management's equity holdings toward the median of its peer group.

Potential Payments upon Termination of Employment or Change in Control

        As of December 31, 2015, the following summarizes the potential payments upon employment termination and change in control events provided for in each of Mr. Beale's, Mr. Shea's and Mr. Lopez-Baldrich's employment agreements and Mr. Harris' Amended Employment Agreement:

Reason for Termination	Benefit
Without Cause or Resignation for Good Reason	12 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
Disability	6 months of annual base salary and health benefits; pro rata bonus; and accrued and unpaid salary and other benefits through the date of separation
With Cause, Resignation Without Good Reason, or Upon Mutual Agreement of the Company and Named Executive Officer	Accrued and unpaid salary and other benefits through the date of separation
Without Cause or Resignation for Good Reason Concurrent with or Subsequent to a Change in Control	12 months of annual base salary and health benefits; pro rata bonus; accrued and unpaid salary and other benefits through the date of separation; and immediate vesting of any equity awards

        On December 14, 2015, Mr. Harris and Mr. Lopez-Baldrich each entered into a separation agreement and release with the Company. For more information, see "—Employment Agreements" above.

        As of December 31, 2015, the following summarizes the potential payments upon employment termination and change in control events provided for in Dr. Golden's employment agreement:

Reason for Termination	Benefit
Resignation for Good Reason (after giving 30 days' notice)	24 months of annual base salary and health benefits; pro rata bonus; and payment of accrued and unused vacation days
With Cause or Resignation Without Good Reason (after giving six months' notice)	Accrued and unpaid base salary; payment of accrued and unused vacation days; and any accrued benefits under CSI's benefit plans and programs, in each case through the date of his separation
Disability

6 months of annual base salary and health benefits; pro rata bonus; and payment for accrued and unused vacation days, subject to reduction for any benefits provided by CSI under any long-term disability insurance

Without Cause

18 months of annual base salary; six months advance notice prior to such termination or a payment in lieu of notice consisting of base salary, pro-rated bonus and medical coverage or the cost thereof which Dr. Golden would have received if he were given the requisite notice

Death	Pro rata bonus

        Various terms such as Good Reason, Disability, and Cause are defined in each Named Executive Officer's employment agreement. Payment of benefits upon termination under Dr. Golden's arrangement is subject to a limited exception for violations of the non-compete covenant, and covenants relating to confidentiality and CDTi's intellectual property in his employment agreement, and the signing of a release. In addition, under Dr. Golden's employment agreement, if either party gives notice to terminate Dr. Golden's employment and CSI asks Dr. Golden not to attend work or undertake any or all of Dr. Golden's duties or gives Dr. Golden additional duties for the purpose of investigating any disciplinary matter, Dr. Golden shall receive base salary and any other benefits and accrued and unpaid bonus if Dr. Golden is being terminated without Cause or at the discretion of CSI's board of directors, in each case during such leave period.

        The Named Executive Officers outstanding stock options and restricted share units were issued under the CDTi Stock Incentive Plan. Under the terms of the Stock Incentive Plan, in the event of termination of employment due to resignation, vested options continue to be exercisable for a period of 90 days and unvested restricted share units cancel. In the case of termination of employment due to death, total disability or normal retirement, vested options continue in force and are exercisable until the expiration of the basic ten-year term, but the unvested portion of any outstanding options terminates and has no effect and restricted share units vest 100% on the date of the termination. In addition, in the event of termination for cause, as provided in the award agreement, all options and restricted share units granted terminate immediately. In the event of a "Change in Control," our board of directors may, in its discretion, take actions as it deems appropriate to provide for the acceleration, assumption, continuation, substitution or cash-out of outstanding awards if not so determined in each Named Executive Officer's employment agreement. Additionally, our board of directors or the Compensation and Nominating Committee may modify, terminate or grant waivers and accelerations with respect to awards under our current Amended and Restated Stock Incentive Plan, subject to the terms and conditions contained therein.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets out information as to the Named Executive Officers concerning their unexercised option and unvested stock awards outstanding at December 31, 2015.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options # Exercisable	Number of Securities Underlying Unexercised Options # Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Matthew Beale
05/20/2015	—	—	—	—	1,508	$7,086
11/05/2015	—	100,000	$8.95	11/05/2025	—	—

Total	—	100,000			1,508	$7,086
Christopher J. Harris
03/17/2011	2,500	—	$28.40	03/10/2016	—	—
02/22/2012	9,804	—	$15.30	03/10/2016	—	—
05/20/2015	9,353	—	$9.80	03/10/2016	—	—

Total	21,657	—			—	—
Stephen J. Golden, Ph.D.
03/17/2011	3,200	—	$28.40	03/17/2021	—	—
02/22/2012	11,765	—	$15.30	02/22/2022	—	—
03/20/2013	—	—	—	—	1,700	$7,990
03/13/2014	—	—	—	—	2,213	$10,401
05/20/2015	—	21,369	$9.80	05/20/2025	—	—

Total	14,965	21,369			3,913	$18,391
David E. Shea
03/17/2011	1,000	—	$28.40	03/17/2021	—	—
05/24/2012	4,706	—	$12.05	05/24/2022	—	—
03/20/2013	—	—	—	—	816	$3,835
02/20/2014	—	—	—	—	2,000	$9,400
05/20/2015	—	12,249	$9.80	05/20/2025	—	—

Total	5,706	12,249			2,816	$13,235

(1)
In connection with a separation agreement and release entered into between Mr. Harris and the Company on December 14, 2015, the Board of Directors accelerated the vesting of 3,119 outstanding restricted stock units and outstanding unvested stock option awards to purchase 9,353 shares of Common Stock, effective December 18, 2015. In connection with a separation agreement and release entered into between Mr. Lopez-Baldrich and the Company on December 14, 2015, our board of directors accelerated the vesting of 3,334 outstanding restricted stock units, effective December 18, 2015. Mr. Lopez-Baldrich had no outstanding equity awards as of December 31, 2015.

  Options granted on March 17, 2011 vested 50% on grant date and 50% on March 17, 2012. February 22, 2012 and May 24, 2012 option grants vested 33.3% on each of February 22, 2013, 2014 and 2015. May 20, 2015 option grants vest 33.3% on each of May 20, 2016, 2017 and 2018 and those granted on November 5, 2015 vest 50% on March 31, 2016 and 50% on December 31, 2016. The expiration date indicated is the tenth anniversary of the date of grant and options are for a ten-year term. Upon resignation, vested options continue to be exercisable for 90 days but unvested options terminate. In the case of death, total disability or retirement, vested options continue in force and are exercisable until the expiration of the original term but unvested options terminate. In the case of cause, all options granted shall terminate and be immediately nonexercisable. Notwithstanding the foregoing, however, for option grants issued through February 22, 2012 if there shall be a "Change in Control," as defined in the participant's award agreement, in which seventy five percent (75%) or more of the stock or assets of the Company shall have been acquired by a single person or a control group, then the time within which to exercise this option shall be limited to one hundred eighty (180) days following the Plan participant's change in status. For option grants issued beginning May 24, 2012 if there shall be a "Change in Control," option shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control to the extent that the Option is neither assumed or continued by the acquirer in connection with the Change in Control nor exercised as of the time of the Change in Control.

(2)
Stock awards do not vest unless the Named Executive Officer is employed as of the vesting date, other than in the event of death in which case the number of units vest 100%. March 20, 2013 stock awards vested 33.3% on each of March 20, 2014 and 2015 and will vest 33.3% on March 20, 2016. February 20, 2014 and March 13, 2014 stock awards vested 33.3% on March 20, 2015 and will vest 33.3% on each of March 20, 2016 and 2017. Mr. Beale's May 20, 2015 stock award vested 50% on November 20, 2015 and will vest 50% on May 20, 2016 or immediately prior to the commencement of the Company's 2016 annual meeting of stockholders, as long as he has continuously remained a Director of, or consultant to, the Company through such date.

 DIRECTOR COMPENSATION

Summary Director Compensation Table

        The following table shows all compensation earned by CDTi's Non-Executive Directors in 2015.

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(2)	All Other Compensation	Total
Charles R. Engles, Ph.D.(3)	$79,007	$29,547	—	—	$108,554
Matthew Beale(4)	$41,931	$29,547	—	—	$71,478
Dr. Till Becker(5)	$37,445	$38,096	—	—	$75,541
Lon E. Bell, Ph.D.(6)	$41,965	$29,547	—	—	$71,512
Bernard H. "Bud" Cherry(7)	$46,000	$29,547	—	—	$75,547
Mungo Park(8)	$34,465	$29,547	—	—	$64,012

(1)
The amounts indicated do not necessarily correspond to any actual value that will be realized by a recipient. Such amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Pursuant to GAAP, the grant date fair value of the awards granted to each Director, was $29,547, which was based on the grant date fair value per share of $1.96, the closing price of our Common Stock on May 20, 2015. Dr. Becker received an additional grant upon joining the board, which the grant date fair value was $8,549, which was based on the grant date fair value per share of $2.05, the closing price of our Common Stock on February 9, 2015. As of December 31, 2015, the following unvested stock awards were held by current Non-Executive members of the Board of Directors: Dr. Engles, 1,508 shares; Dr. Becker, 1,508 shares; Dr. Bell, 1,508 shares; Mr. Cherry, 1,508 shares; and Mr. Park, 1,508 shares.

(2)
As of December 31, 2015, the following outstanding option awards were held by current Non-Executive members of our board of directors: Dr. Engles, 3,000 shares; Mr. Cherry, 3,000 shares; and Mr. Park, 3,000 shares.

(3)
Prior to the 2016 Annual Meeting, Dr. Engles served as Chairman of the Board of Directors and was a member of the Compensation and Nominating Committee. He served as a member of the Strategy Committee since May 20, 2015 and has served as Chairman of the Audit Committee since October 22, 2015.

(4)
Mr. Beale was appointed by our board of directors to serve as Chief Executive Officer effective October 22, 2015, at which time he ceased earning compensation as a Director. Mr. Beale served as the Chairman of the Audit Committee and as a member of the Compensation and Nominating Committee until his appointment as Chief Executive Officer. He also served as a member of the Strategy Committee since May 20, 2015. The compensation earned by Mr. Beale in his new position is reported in the Executive Compensation Table.

(5)
Dr. Becker joined our board of directors on February 9, 2015 and immediately began serving as a member of the Technology Committee. He served as Chairman of the Strategy Committee since May 20, 2015.

(6)
Dr. Bell is Chairman of the Technology Committee and has served as a member of the Compensation and Nominating Committee since October 19, 2015.

(7)
Prior to the 2016 Annual Meeting, Mr. Cherry was Chairman of the Compensation and Nominating Committee and served as a member of the Audit Committee.

(8)
Mr. Park is a member of the Technology Committee and has served as a member of the Audit Committee since October 19, 2015.

Narrative to Director Compensation Table

        During 2015, CDTi's Non-Executive Directors were compensated based on the following fee schedule:

Description	Compensation
Board Member Retainers:
• Chairman (in addition to Member Retainer) • Board Member • Includes four in-person meetings • Includes four telephonic meetings	$35,000 per year

$25,000 per year; plus an annual award of Restricted Share Units valued at $30,000, with timing and vesting to be at the discretion of the Board on the recommendation of the Compensation and Nominating Committee

Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting
Audit Committee Retainers:
• Chairman (in addition to Member Retainer)	$10,000 per year
• Committee Member	$5,000 per year
• Includes four in-person meetings
• Includes four telephonic meetings
Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting
Compensation and Nominating Committee Retainers:
• Chairman (in addition to Member Retainer)	$7,500 per year
• Committee Member	$5,000 per year
• Includes four in-person meetings
Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Telephonic meetings	$500 each meeting
Technology Committee Retainers:
• Chairman (in addition to Member Retainer)	$7,500 per year
• Committee Member	$5,000 per year
• Includes four in-person meetings
• Includes four telephonic meetings
Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting
Strategy Committee Retainers:
• Chairman (in addition to Member Retainer)	$7,500 per year
• Committee Member	$5,000 per year
• Includes four in-person meetings
• Includes four telephonic meetings
Additional Compensation:
• Additional in-person meetings	$1,500 each meeting
• Additional telephonic meetings	$500 each meeting

        Fees earned by the Non-Executive Directors are generally paid in cash quarterly during the period earned. Restricted stock unit awards to Non-Executive Directors will be, under the current policy of our board of directors, granted under the Stock Incentive Plan and vest over time.

Equity Compensation Plan Information

        The following table sets forth information as of December 31, 2015 regarding the Company's equity compensation plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)(3)
Equity compensation plans approved by security holders:
Amended and Restated Stock Incentive Plan	296,902	$20.00	40,641
Equity compensation plans not approved by security holders:
N/A	—	—	—

(1)
Includes outstanding restricted share units of 39,929.

(2)
Excludes the restricted share units described in footnote 1 above because they do not have an exercise price.

(3)
480,000 shares are reserved for issuance under the Amended and Restated Stock Incentive Plan.

 DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS

        We are delivering this Information Statement to all stockholders of record as of the Record Date. Stockholders residing in the same household who hold their shares in the name of a bank, broker or other holder of record may receive only one Information Statement if previously notified by their bank, broker or other holder. This process, by which only one Information Statement is delivered to multiple security holders sharing an address, unless contrary instructions are received from one or more of the security holders, is called "householding." Householding may provide convenience for stockholders and cost savings for companies. Once begun, householding may continue unless instructions to the contrary are received from one or more of the stockholders within the household.

        Copies of this Information Statement are available promptly by calling (805) 639-9458, or by writing to Clean Diesel Technologies, Inc., Attn: Investor Relations, 1621 Fiske Place, Oxnard, CA 93033. If you are receiving multiple copies of this Information Statement, you also may request orally or in writing to receive a single copy of this Information Statement by calling (805) 639-9458, or by writing to Clean Diesel Technologies, Inc., Attn: Investor Relations, 1621 Fiske Place, Oxnard, CA 93033.

By order of the Board of Directors,

Matthew Beale
 Chief Executive Officer

Oxnard, California
November     , 2016

 ANNEX A

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
CLEAN DIESEL TECHNOLOGIES, INC.

        Clean Diesel Technologies, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby does certify:

        FIRST:    The name of the corporation is Clean Diesel Technologies, Inc. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of Delaware on January 19, 1994. A Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on March 21, 2007 (the "Restated Certificate"). A Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of Delaware on June 15, 2007. A second Certificate of Amendment to the Restated Certificate was filed with the Secretary of State of Delaware on October 14, 2010. A third Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on May 23, 2012. A fourth Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on February 12, 2016. A fifth Certificate of Amendment to the Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on July 21, 2016.

        SECOND:    That the Board of Directors of the Corporation on October 11, 2016 duly adopted resolutions setting forth a proposed amendment of the Restated Certificate, as heretofore amended, declaring said amendment to be advisable and in the best interests of the Corporation, and authorizing the distribution of the resolutions to the stockholders of the Corporation for consideration thereof.

        THIRD:    That stockholders of the Corporation holding a majority of the outstanding stock entitled to vote thereon, acting by written consent of stockholders in lieu of a meeting, on October 24, 2016 voted to authorize said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

        FOURTH:    That the said amendment was duly adopted in accordance with the applicable provisions of Sections 228 and 242 of the General Corporation Law of the State of Delaware. The Restated Certificate is hereby amended as follows:

        The introductory paragraph of Article 4 is hereby deleted in its entirety and replaced with the following:

        "4. The Corporation shall have authority to issue the total number of Twenty Million (50,100,000) Shares of the par value of $0.01 per share, amounting in the aggregate to Five Hundred One Thousand Dollars ($501,000), and of such shares, Fifty Million (50,000,000) shall be designated as Common Stock and One Hundred Thousand (100,000) shall be designated as preferred stock."

        FIFTH:    The Restated Certificate is hereby ratified and confirmed in all other respects.

IN WITNESS WHEREOF, this Corporation has caused this Certificate to be duly executed this        day of      .

CLEAN DIESEL TECHNOLOGIES, INC.
By:
Name:
Title:

A-1

 ANNEX B

CLEAN DIESEL TECHNOLOGIES, INC.

2016 OMNIBUS INCENTIVE PLAN

        Clean Diesel Technologies, Inc. (the "Company"), a Delaware corporation, hereby establishes and adopts the following 2016 Omnibus Incentive Plan (the "Plan").

1.     PURPOSE OF THE PLAN

        The purpose of the Plan is to assist the Company and its Subsidiaries in attracting and retaining selected individuals to serve as employees, directors, consultants and/or advisors who are expected to contribute to the Company's success and to achieve long-term objectives that will benefit stockholders of the Company through the additional incentives inherent in the Awards hereunder.

2.     DEFINITIONS

        2.1   "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Other Share-Based Award, Performance Award or any other right, interest or option relating to Shares or other property (including cash) granted pursuant to the provisions of the Plan.

        2.2   "Award Agreement" shall mean any agreement, contract or other instrument or document evidencing any Award hereunder, whether in writing or through an electronic medium.

        2.3   "Board" shall mean the board of directors of the Company.

        2.4   "Business Combination" shall have the meaning set forth in Section 11.3(c).

        2.5   "Change in Control" shall have the meaning set forth in Section 11.3.

        2.6   "Code" shall mean the Internal Revenue Code of 1986, as amended.

        2.7   "Committee" shall mean the Compensation and Nominating Committee of the Board or a subcommittee thereof formed by the Compensation and Nominating Committee to act as the Committee hereunder. The Committee shall consist of no fewer than two Directors, each of whom is (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, (ii) an "outside director" within the meaning of Section 162(m) of the Code, and (iii) an "independent director" for purpose of the rules of the principal U.S. national securities exchange on which the Shares are traded, to the extent required by such rules.

        2.8   "Company Voting Securities" shall have the meaning set forth in Section 11.3(b).

        2.9   "Consultant" shall mean any consultant or advisor who is a natural person and who provides services to the Company or any Subsidiary, so long as such person (i) renders bona fide services that are not in connection with the offer and sale of the Company's securities in a capital-raising transaction, (ii) does not directly or indirectly promote or maintain a market for the Company's securities and (iii) otherwise qualifies as a consultant under the applicable rules of the SEC for registration of shares of stock on a Form S-8 registration statement.

        2.10 "Covered Employee" shall mean an employee of the Company or its Subsidiaries who is a "covered employee" within the meaning of Section 162(m) of the Code.

        2.11 "Data" shall have the meaning set forth in Section 13.17.

        2.12 "Director" shall mean a member of the Board who is not an employee.

        2.13 "Dividend Equivalents" shall have the meaning set forth in Section 12.5.

        2.14 "Effective Date" shall have the meaning set forth in Section 13.13.

        2.15 "Employee" shall mean any employee of the Company or any Subsidiary and any prospective employee conditioned upon, and effective not earlier than, such person becoming an employee of the Company or any Subsidiary.

        2.16 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

        2.17 "Fair Market Value" shall mean, with respect to Shares as of any date, (i) the closing price of the Shares as reported on the principal U.S. national securities exchange on which the Shares are listed and traded on such date, or, if there is no closing price on that date, then on the last preceding date on which such a closing price was reported; (ii) if the Shares are not listed on any U.S. national securities exchange but are quoted in an inter-dealer quotation system on a last sale basis, the final ask price of the Shares reported on the inter-dealer quotation system for such date, or, if there is no such sale on such date, then on the last preceding date on which a sale was reported; or (iii) if the Shares are neither listed on a U.S. national securities exchange nor quoted on an inter-dealer quotation system on a last sale basis, the amount determined by the Committee to be the fair market value of the Shares as determined by the Committee in its sole discretion. The Fair Market Value of any property other than Shares shall mean the market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

        2.18 "Incentive Stock Option" shall mean an Option which when granted is intended to qualify as an incentive stock option for purposes of Section 422 of the Code.

        2.19 "Incumbent Directors" shall have the meaning set forth in Section 11.3(a).

        2.20 "Maximum Plan Shares" shall have the meaning set forth in Section 3.1(a).

        2.21 "Non-Qualifying Transaction" shall have the meaning set forth in Section 11.3(c).

        2.22 "Option" shall mean any right granted to a Participant under the Plan allowing such Participant to purchase Shares at such price or prices and during such period or periods as the Committee shall determine.

        2.23 "Other Share-Based Award" shall have the meaning set forth in Section 8.1.

        2.24 "Parent Corporation" shall have the meaning set forth in Section 11.3(c).

        2.25 "Participant" shall mean an Employee, Director or Consultant who is selected by the Committee to receive an Award under the Plan.

        2.26 "Performance Award" shall mean any Award of Performance Cash, Performance Shares or Performance Units granted pursuant to Article 9.

        2.27 "Performance Cash" shall mean any cash incentives granted pursuant to Article 9 payable to the Participant upon the achievement of such performance goals as the Committee shall establish.

        2.28 "Performance Period" shall mean the period established by the Committee during which any performance goals specified by the Committee with respect to a Performance Award are to be measured.

        2.29 "Performance Share" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant upon achievement of such performance goals as the Committee shall establish.

        2.30 "Performance Unit" shall mean any grant pursuant to Article 9 of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant upon achievement of such performance goals during the Performance Period as the Committee shall establish.

        2.31 "Permitted Assignee" shall have the meaning set forth in Section 12.3.

        2.32 "Prior Plan" means the Clean Diesel Technologies, Inc. Amended and Restated Stock Incentive Plan (formerly known as the 1994 Incentive Plan).

        2.33 "Restricted Stock" shall mean any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such other restrictions as the Committee, in its sole discretion, may impose, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.34 "Restricted Stock Award" shall have the meaning set forth in Section 7.1.

        2.35 "Restricted Stock Unit" means an Award that is valued by reference to a Share, which value may be paid to the Participant in Shares or cash as determined by the Committee in its sole discretion upon the satisfaction of vesting restrictions as the Committee may establish, which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

        2.36 "Restricted Stock Unit Award" shall have the meaning set forth in Section 7.1.

        2.37 "SEC" means the Securities and Exchange Commission.

        2.38 "Shares" shall mean the shares of common stock of the Company, par value $0.01 per share.

        2.39 "Stock Appreciation Right" shall mean the right granted to a Participant pursuant to Article 6.

        2.40 "Subsidiary" shall mean any entity (other than the Company) in an unbroken chain of entities beginning with the Company if, at the relevant time each of the entities other than the last entity in the unbroken chain owns equity and/or interests possessing 50% or more of the total combined voting power of all equity in one of the other corporations in the chain.

        2.41 "Substitute Awards" shall mean Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, awards previously granted, or the right or obligation to make future awards, in each case by a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines.

        2.42 "Surviving Corporation" shall have the meaning set forth in Section 11.3(c).

        2.43 "Vesting Period" shall mean the period of time specified by the Committee during which vesting restrictions for an Award are applicable.

3.     SHARES SUBJECT TO THE PLAN

        3.1    Number of Shares.    (a) Subject to adjustment as provided in Section 12.2, a total of 2,250,000 Shares shall be authorized for grant under the Plan (the "Maximum Plan Shares"). Any Shares that are subject to Awards shall be counted against this limit as one (1) Share for every one (1) Share granted.

          (b)   If any Shares subject to an Award are forfeited, an Award expires or an Award is settled for cash (in whole or in part), then in each such case the Shares subject to such Award shall, to the extent of such forfeiture, expiration or cash settlement, again be available for Awards under the Plan on a one-for-one basis. In the event that any Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis. In addition, in the event that withholding tax liabilities arising from any Award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then in each such case the Shares so tendered or withheld shall again be available for Awards under the Plan on a one-for-one basis.

          (c)   Substitute Awards shall not reduce the Shares authorized for grant under the Plan or the applicable limitations applicable to a Participant under Section 10.5, nor shall Shares subject to a Substitute Award again be available for Awards under the Plan as provided in paragraph (b) above. Additionally, in the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not Employees or Directors prior to such acquisition or combination.

        3.2    Character of Shares.    Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares purchased in the open market or otherwise.

        3.3    Prior Plan.    No further grants may be made under the Prior Plan after the Effective Date.

4.     ELIGIBILITY AND ADMINISTRATION

        4.1    Eligibility.    Any Employee, Director or Consultant shall be eligible to be selected as a Participant.

        4.2    Administration.    (a) The Plan shall be administered by the Committee. The Committee shall have full power and authority, subject to the provisions of the Plan and subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to: (i) select the Employees, Directors and Consultants to whom Awards may from time to time be granted hereunder; (ii) determine the type or types of Awards to be granted to each Participant hereunder; (iii) determine the number of Shares (or dollar value) to be covered by each Award granted hereunder; (iv) determine the terms and conditions, not inconsistent with the provisions of the Plan, of any Award granted hereunder; (v) determine whether, to what extent and under what circumstances Awards may be settled in cash, Shares or other property; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other property and other amounts payable with respect to an Award made under the Plan shall be deferred either automatically or at the election of the Participant; (vii) determine whether, to what extent and under what circumstances any Award shall be canceled or suspended; (viii) interpret and administer the Plan and any instrument or agreement entered into under or in connection with the Plan, including any Award Agreement; (ix) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent that the Committee shall deem desirable to carry it into effect; (x) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (xi) determine whether any Award, other than an Option or Stock Appreciation Right, will have Dividend Equivalents; and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (b)   Decisions of the Committee shall be final, conclusive and binding on all persons or entities, including the Company, any Participant, and any Subsidiary. A majority of the members of the Committee may determine its actions, including fixing the time and place of its meetings.

          (c)   To the extent not inconsistent with applicable law, including Section 162(m) of the Code with respect to Awards intended to comply with the performance-based compensation exception under Section 162(m), or the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, the Committee may (i) delegate to a committee of one or more directors of the Company any of the authority of the Committee under the Plan, including the right to grant, cancel or suspend Awards and (ii) to the extent permitted by law, authorize one or more executive officers to do one or more of the following with respect to Employees who are not directors or executive officers of the Company: (A) designate Employees (including officers) to be recipients of Awards, (B) determine the number of Shares subject to such Awards to be received by such Employees and (C) cancel or suspend Awards to such Employees; provided that (x) any resolution of the Committee authorizing such officer(s) must specify the total number of Shares subject to Awards that such officer(s) may so award and (y) the Committee may not authorize any officer to designate himself or herself as the recipient of an Award.

5.     OPTIONS

        5.1    Grant of Options.    Options may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Any Option shall be subject to the terms and conditions of this Article and to such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable.

        5.2    Award Agreements.    All Options shall be evidenced by an Award Agreement in such form and containing such terms and conditions as the Committee shall determine which are not inconsistent with the provisions of the Plan. The terms and conditions of Options need not be the same with respect to each Participant. Granting an Option pursuant to the Plan shall impose no obligation on the recipient to exercise such Option. Any Participant who is granted an Option pursuant to this Article may hold more than one Option granted pursuant to the Plan at the same time.

        5.3    Option Price.    Other than in connection with Substitute Awards, the option price per Share purchasable under any Option granted pursuant to this Article shall not be less than 100% of the Fair Market Value of one Share on the date of grant of such Option; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary, the option price per share shall be no less than 110% of the Fair Market Value of one Share on the date of grant. Other than pursuant to Section 12.2, the Committee shall not without the approval of the Company's stockholders (a) lower the option price per Share of an Option after it is granted, (b) cancel an Option in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

        5.4    Option Term.    The term of each Option shall be fixed by the Committee in its sole discretion; provided that no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted, except in the event of death or disability; provided, however, that the term of the Option shall not exceed five (5) years from the date the Option is granted in the case of an Incentive Stock Option granted to a Participant who, at the time of the grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Subsidiary. Notwithstanding the foregoing, in the event that on the last business day of the term of an Option (i) the exercise of the Option, other than an Incentive Stock Option, is prohibited by applicable law or (ii) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

        5.5    Exercise of Options.    (a) Vested Options granted under the Plan shall be exercised by the Participant (or by a Permitted Assignee thereof or the Participant's executors, administrators, guardian or legal representative, as may be provided in an Award Agreement) as to all or part of the Shares covered thereby, by giving notice of exercise to the Company or its designated agent, specifying the number of Shares to be purchased. The notice of exercise shall be in such form, made in such manner, and shall comply with such other requirements consistent with the provisions of the Plan as the Committee may prescribe from time to time.

          (b)   Unless otherwise provided in an Award Agreement, full payment of such purchase price shall be made at the time of exercise and shall be made (i) in cash or cash equivalents (including certified check or bank check or wire transfer of immediately available funds), (ii) by tendering previously acquired Shares (either actually or by attestation) valued at their then Fair Market Value, (iii) with the consent of the Committee, by delivery of other consideration having a Fair Market Value on the exercise date equal to the total purchase price, (iv) with the consent of the Committee, by withholding Shares otherwise issuable in connection with the exercise of the Option, (v) through any other method specified in an Award Agreement (including same-day sales through a broker), or (vi) any combination of any of the foregoing. The notice of exercise, accompanied by such payment, shall be delivered to the Company at its principal business office or such other office as the Committee may from time to time direct, and shall be in such form, containing such further provisions consistent with the provisions of the Plan, as the Committee may from time to time prescribe. In no event may any Option granted hereunder be exercised for a fraction of a Share.

          (c)   Notwithstanding the foregoing, an Award Agreement may provide that if on the last day of the term of an Option the Fair Market Value of one Share exceeds the option price per Share, the Participant has not exercised the Option (or a tandem Stock Appreciation Right, if applicable) and the Option has not expired, the Option shall be deemed to have been exercised by the Participant on such day with payment made by withholding Shares otherwise issuable in connection with the exercise of the Option. In such event, the Company shall deliver to the Participant the number of Shares for which the Option was deemed exercised, less the number of Shares required to be withheld for the payment of the total purchase price and required withholding taxes; provided, however, any fractional Share shall be settled in cash.

        5.6    Form of Settlement.    In its sole discretion, the Committee may provide that the Shares to be issued upon an Option's exercise shall be in the form of Restricted Stock or other similar securities.

        5.7    Incentive Stock Options.    The Committee may grant Incentive Stock Options to any Employee subject to the requirements of Section 422 of the Code. Solely for purposes of determining whether Shares are available for the grant of Incentive Stock Options under the Plan, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options granted under the Plan shall be the Maximum Plan Shares, subject to adjustment as provided in Section 12.2.

6.     STOCK APPRECIATION RIGHTS

        6.1    Grant and Exercise.    The Committee may grant Stock Appreciation Rights (a) in tandem with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option, (b) in tandem with all or part of any Award (other than an Option) granted under the Plan or at any subsequent time during the term of such Award, or (c) without regard to any Option or other Award in each case upon such terms and conditions as the Committee may establish in its sole discretion.

        6.2    Terms and Conditions.    Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (a)   Upon the exercise of a Stock Appreciation Right, the holder shall have the right to receive the excess of (i) the Fair Market Value of one Share on the date of exercise (or such amount less than such Fair Market Value as the Committee shall so determine at any time during a specified period before the date of exercise) over (ii) the grant price of the Stock Appreciation Right.

          (b)   The Committee shall determine in its sole discretion whether payment on exercise of a Stock Appreciation Right shall be made in cash, in whole Shares or other property, or any combination thereof.

          (c)   The terms and conditions of Stock Appreciation Rights need not be the same with respect to each recipient.

          (d)   The Committee may impose such other terms and conditions on the exercise of any Stock Appreciation Right as it shall deem appropriate. A Stock Appreciation Right shall (i) have a grant price per Share of not less than the Fair Market Value of one Share on the date of grant or, if applicable, on the date of grant of an Option with respect to a Stock Appreciation Right granted in exchange for or in tandem with, but subsequent to, the Option (subject to the requirements of Section 409A of the Code) except in the case of Substitute Awards or in connection with an adjustment provided in Section 12.2, and (ii) have a term not greater than ten (10) years, except in the event of death or disability. Notwithstanding clause (ii) of the preceding sentence, in the event that on the last business day of the term of a Stock Appreciation Right (x) the exercise of the Stock Appreciation Right is prohibited by applicable law or (y) Shares may not be purchased or sold by certain employees or directors of the Company due to the "black-out period" of a Company policy or a "lock-up" agreement undertaken in connection with an issuance of securities by the Company, the term shall be extended for a period of thirty (30) days following the end of the legal prohibition, black-out period or lock-up agreement.

          (e)   An Award Agreement may provide that if on the last day of the term of a Stock Appreciation Right the Fair Market Value of one Share exceeds the grant price per Share of the Stock Appreciation Right, the Participant has not exercised the Stock Appreciation Right or the tandem Option (if applicable), and the Stock Appreciation Right has not expired, the Stock Appreciation Right shall be deemed to have been exercised by the Participant on such day. In such event, the Company shall make payment to the Participant in accordance with this Section, reduced by the number of Shares (or cash) required for withholding taxes; provided, however, any fractional Share shall be settled in cash.

          (f)    Without the approval of the Company's stockholders, other than pursuant to Section 12.2, the Committee shall not (i) reduce the grant price of any Stock Appreciation Right after the date of grant, (ii) cancel any Stock Appreciation Right in exchange for cash or another Award (other than in connection with a Change in Control as defined in Section 11.3), or (iii) take any other action with respect to a Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded.

7.     RESTRICTED STOCK AND RESTRICTED STOCK UNITS

        7.1    Grants.    Awards of Restricted Stock and of Restricted Stock Units may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan (a "Restricted Stock Award" or "Restricted Stock Unit Award" respectively), and such Restricted Stock Awards and Restricted Stock Unit Awards shall also be available as a form of payment of Performance Awards and other earned cash-based incentive compensation. The Committee has absolute discretion to determine whether any consideration (other than services) is to be received by the Company or any Subsidiary as a condition precedent to the grant of Restricted Stock or Restricted Stock Units, subject to such minimum consideration as may be required by applicable law.

        7.2    Award Agreements.    The terms of any Restricted Stock Award or Restricted Stock Unit Award granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of Restricted Stock Awards and Restricted Stock Unit Awards need not be the same with respect to each Participant.

        7.3    Rights of Holders of Restricted Stock and Restricted Stock Units.    Unless otherwise provided in the Award Agreement, beginning on the date of grant of the Restricted Stock Award and subject to execution of the Award Agreement, the Participant shall become a stockholder of the Company with respect to all Shares subject to the Award Agreement and shall have all of the rights of a stockholder, including the right to vote such Shares and the right to receive distributions made with respect to such Shares. A Participant who holds a Restricted Stock Unit Award shall only have those rights specifically provided for in the Award Agreement; provided, however, in no event shall the Participant have voting rights with respect to such Award. Except as otherwise provided in an Award Agreement, any Shares or any other property distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award as to which the restrictions have not yet lapsed shall be subject to the same restrictions as such Restricted Stock Award or Restricted Stock Unit Award. Notwithstanding the provisions of this Section, cash dividends, stock and any other property (other than cash) distributed as a dividend or otherwise with respect to any Restricted Stock Award or Restricted Stock Unit Award that vests based on achievement of performance goals shall either (i) not be paid or credited or (ii) be accumulated, shall be subject to restrictions and risk of forfeiture to the same extent as the Restricted Stock or Restricted Stock Units with respect to which such cash, stock or other property has been distributed and shall be paid at the time such restrictions and risk of forfeiture lapse.

        7.4    Issuance of Shares.    Any Restricted Stock granted under the Plan may be evidenced in such manner as the Board may deem appropriate, including book-entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such book entry registration, certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock.

8.     OTHER SHARE-BASED AWARDS

        8.1    Grants.    Other Awards of Shares and other Awards that are valued in whole or in part by reference to, or are otherwise based on, Shares or other property ("Other Share-Based Awards"), including deferred stock units, may be granted hereunder to Participants either alone or in addition to other Awards granted under the Plan. Other Share-Based Awards shall also be available as a form of payment of other Awards granted under the Plan and other earned cash-based compensation.

        8.2    Award Agreements.    The terms of Other Share-Based Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The terms of such Awards need not be the same with respect to each Participant. Notwithstanding the provisions of this Section, Dividend Equivalents with respect to the Shares covered by an Other Share-Based Award that vests based on achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Shares covered by an Other Share-Based Award with respect to which such cash, stock or other property has been distributed.

        8.3    Payment.    Except as may be provided in an Award Agreement, Other Share-Based Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Other Share-Based Awards may be paid in a lump sum or in installments or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

        8.4    Deferral of Director Fees.    Directors shall, if determined by the Board, receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual retainer. In addition Directors may elect to receive Other Share-Based Awards in the form of deferred stock units in lieu of all or a portion of their annual and committee retainers and annual meeting fees, provided that such election is made in accordance with the requirements of Section 409A of the Code. The Committee shall, in its absolute discretion, establish such rules and procedures as it deems appropriate for such elections and for payment in deferred stock units.

9.     PERFORMANCE AWARDS

        9.1    Grants.    Performance Awards in the form of Performance Cash, Performance Shares or Performance Units, as determined by the Committee in its sole discretion, may be granted hereunder to Participants, for no consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon the criteria set forth in Section 10.2 or such other criteria as determined by the Committee in its discretion.

        9.2    Award Agreements.    The terms of any Performance Award granted under the Plan shall be set forth in an Award Agreement (or, if applicable, in a resolution duly adopted by the Committee) which shall contain provisions determined by the Committee and not inconsistent with the Plan, including whether such Awards shall have Dividend Equivalents. The terms of Performance Awards need not be the same with respect to each Participant.

        9.3    Terms and Conditions.    The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Award. The amount of the Award to be distributed shall be conclusively determined by the Committee.

        9.4    Payment.    Except as provided in Article 11, as provided by the Committee or as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. Performance Awards may be paid in cash, Shares, other property, or any combination thereof, in the sole discretion of the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis subject to the requirements of Section 409A of the Code.

10.   CODE SECTION 162(m) PROVISIONS

        10.1    Covered Employees.    Notwithstanding any other provision of the Plan, if the Committee determines at the time a Restricted Stock Award, a Restricted Stock Unit Award, a Performance Award or an Other Share-Based Award is granted to a Participant who is, or is likely to be, as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Article 10 is applicable to such Award.

        10.2    Performance Criteria.    If the Committee determines that a Restricted Stock Award, a Restricted Stock Unit, a Performance Award or an Other Share-Based Award is intended to be subject to this Article 10, the lapsing of restrictions thereon and the distribution of cash, Shares or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one or any combination of the following: net sales; revenue; revenue growth or product revenue growth; operating income (before or after taxes); pre- or after-tax income or loss (before or after allocation of corporate overhead and bonus); earnings or loss per share; net income or loss (before or after taxes); return on equity; total stockholder return; return on assets or net assets;

appreciation in and/or maintenance of the price of the Shares or any other publicly-traded securities of the Company; market share; gross profits; earnings or losses (including earnings or losses before taxes, before interest and taxes, or before interest, taxes, depreciation and amortization); economic value-added models or equivalent metrics; comparisons with various stock market indices; reductions in costs; cash flow or cash flow per share (before or after dividends); return on capital (including return on total capital or return on invested capital); cash flow return on investment; improvement in or attainment of expense levels or working capital levels, including cash, inventory and accounts receivable; operating margin; gross margin; year-end cash; cash margin; debt reduction; stockholders equity; operating efficiencies; market share; customer satisfaction; customer growth; employee satisfaction; regulatory achievements (including submitting or filing applications or other documents with regulatory authorities or receiving approval of any such applications or other documents and passing pre-approval inspections (whether of the Company or the Company's third-party manufacturer) and validation of manufacturing processes (whether the Company's or the Company's third-party manufacturer's)); strategic partnerships or transactions (including in-licensing and out-licensing of intellectual property; establishing relationships with commercial entities with respect to the marketing, distribution and sale of the Company's products (including with group purchasing organizations, distributors and other vendors); supply chain achievements (including establishing relationships with manufacturers or suppliers of component materials and manufacturers of the Company's products); co-development, co-marketing, profit sharing, joint venture or other similar arrangements; financial ratios, including those measuring liquidity, activity, profitability or leverage; cost of capital or assets under management; financing and other capital raising transactions (including sales of the Company's equity or debt securities, factoring transactions, sales or licenses of the Company's assets, including its intellectual property, whether in a particular jurisdiction or territory or globally, or through partnering transactions); implementation, completion or attainment of measurable objectives with respect to research, development, manufacturing, commercialization, products or projects, production volume levels, acquisitions and divestitures; and recruiting and maintaining personnel. Such performance goals also may be based solely by reference to the Company's performance or the performance of a Subsidiary, division, business segment or business unit of the Company, or based upon the relative performance of other companies or upon comparisons of any of the indicators of performance relative to other companies. The Committee may also exclude charges related to an event or occurrence which the Committee determines should appropriately be excluded, including (a) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (b) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (c) the cumulative effects of tax or accounting changes in accordance with U.S. generally accepted accounting principles. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, and the regulations thereunder.

        10.3    Adjustments.    Notwithstanding any provision of the Plan (other than Article 11), with respect to any Restricted Stock Award, Restricted Stock Unit Award, Performance Award or Other Share-Based Award that is subject to this Section 10, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Participant or as otherwise determined by the Committee in special circumstances.

        10.4    Restrictions.    The Committee shall have the power to impose such other restrictions on Awards subject to this Article as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m) of the Code.

        10.5    Limitations on Grants to Individual Participants.    Subject to adjustment as provided in Section 12.2, no Participant may (i) be granted Options or Stock Appreciation Rights during any 12-month period with respect to more than 35% of the Maximum Plan Shares and (ii) earn more than 35% of the Maximum Plan Shares for each twelve (12) months in the vesting period or Performance Period with respect to Restricted Stock Awards, Restricted Stock Unit Awards, Performance Awards and/or Other Share-Based Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in Shares (provided that any Shares that would have been earned after such twelve (12) month period that are earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). In addition to the foregoing, the maximum dollar value that may be earned by any Participant for each twelve (12) months in a Performance Period with respect to Performance Awards that are intended to comply with the performance-based exception under Code Section 162(m) and are denominated in cash is $2,000,000 (provided that any amount that would have been earned after such twelve (12) month period that is earned due to an acceleration as a result of a Change in Control of the Company shall not count against such limitation). If an Award is cancelled, the cancelled Award shall continue to be counted toward the applicable limitation in this Section.

11.   CHANGE IN CONTROL PROVISIONS

        11.1    Impact on Certain Awards.    Award Agreements may provide that in the event of a Change in Control of the Company (as defined in Section 11.3): (i) Options and Stock Appreciation Rights outstanding as of the date of the Change in Control shall be cancelled and terminated without payment if the Fair Market Value of one Share as of the date of the Change in Control is less than the per Share Option exercise price or Stock Appreciation Right grant price, and (ii) all Performance Awards shall be (x) considered to be earned and payable based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control), and any limitations or other restrictions shall lapse and such Performance Awards shall be immediately settled or distributed or (y) converted into Restricted Stock Awards or Restricted Stock Unit Awards based on achievement of performance goals or based on target performance (either in full or pro rata based on the portion of Performance Period completed as of the date of the Change in Control) that are subject to Section 11.2.

        11.2    Assumption or Substitution of Certain Awards.    (a) (a) Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and continues the Award), if a Participant's employment with such successor company (or the Company) or a subsidiary thereof terminates within 12 months following such Change in Control (or such other period set forth in the Award Agreement, including prior thereto if applicable) and under the circumstances specified in the Award Agreement: (i) Options and Stock Appreciation Rights outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 12 months (or the period of time set forth in the Award Agreement), (ii) the restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units outstanding as of the date of such termination of employment shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, limitations and other conditions applicable to any Other Share-Based Awards or any other Awards shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant. For the purposes of this Section 11.2, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award, for each Share subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per Share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding.

          (b)   Unless otherwise provided in an Award Agreement, in the event of a Change in Control of the Company to the extent the successor company does not assume or substitute for an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Share-Based Award (or in which the Company is the ultimate parent corporation and does not continue the Award), then immediately prior to the Change in Control: (i) those Options and Stock Appreciation Rights outstanding as of the date of the Change in Control that are not assumed or substituted for (or continued) shall immediately vest and become fully exercisable, (ii) restrictions, limitations and other conditions applicable to Restricted Stock and Restricted Stock Units that are not assumed or substituted for (or continued) shall lapse and the Restricted Stock and Restricted Stock Units shall become free of all restrictions, limitations and conditions and become fully vested, and (iii) the restrictions, other limitations and other conditions applicable to any Other Share-Based Awards or any other Awards that are not assumed or substituted for (or continued) shall lapse, and such Other Share-Based Awards or such other Awards shall become free of all restrictions, limitations and conditions and become fully vested and transferable to the full extent of the original grant.

          (c)   The Committee, in its discretion, may determine that, upon the occurrence of a Change in Control of the Company, each Option and Stock Appreciation Right outstanding shall terminate within a specified number of days after notice to the Participant, and/or that each Participant shall receive, with respect to each Share subject to such Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such Share immediately prior to the occurrence of such Change in Control over the exercise price per Share of such Option and/or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of stock or property (including the stock or property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine.

        11.3    Change in Control.    For purposes of the Plan, unless otherwise provided in an Award Agreement, Change in Control means the occurrence of any one of the following events:

          (a)   During any 12-month period, individuals who, as of the beginning of such period, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

          (b)   Any "person" (as such term is defined in the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions: (i) by the Company or any Subsidiary, (ii) by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (iii) by any underwriter temporarily holding securities pursuant to an offering of such securities, (iv) pursuant to a Non-Qualifying Transaction, as defined in paragraph (c), or (v) by any person of Voting Securities from the Company, if a majority of the Incumbent Board approves in advance the acquisition of beneficial ownership of 50% or more of Company Voting Securities by such person;

          (c)   The consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's stockholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the corporation resulting from such Business Combination (the "Surviving Corporation"), or (B) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors of the Surviving Corporation (the "Parent Corporation"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination, (ii) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Corporation or the Parent Corporation), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) and (iii) at least a majority of the members of the board of directors of the Parent Corporation (or, if there is no Parent Corporation, the Surviving Corporation) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Qualifying Transaction"); or

          (d)   The stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or the consummation of a sale of all or substantially all of the Company's assets.

Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any person acquires beneficial ownership of more than 50% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then occur.

12.   GENERALLY APPLICABLE PROVISIONS

        12.1    Amendment and Termination of the Plan.    The Board may, from time to time, alter, amend, suspend or terminate the Plan as it shall deem advisable, subject to any requirement for stockholder approval imposed by applicable law, including the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded; provided that the Board may not amend the Plan in any manner that would result in noncompliance with Rule 16b-3 under the Exchange Act; and further provided that the Board may not, without the approval of the Company's stockholders, amend the Plan to (a) increase the number of Shares that may be the subject of Awards under the Plan (except for adjustments pursuant to Section 12.2), (b) expand the types of awards available under the Plan, (c) materially expand the class of persons eligible to participate in the Plan, (d) amend Section 5.3 or Section 6.2(f) to eliminate the requirements relating to minimum exercise price, minimum grant price and stockholder approval, (e) increase the maximum permissible term of any Option specified by Section 5.4 or the maximum permissible term of a Stock Appreciation Right specified by Section 6.2(d), or (f) increase any of the limitations in Section 10.5. The Board may not (except pursuant to Section 12.2 or in connection with a Change in Control), without the approval of the Company's stockholders, cancel an Option or Stock Appreciation Right in exchange for cash or take any action with respect to an Option or Stock Appreciation Right that would be treated as a repricing under the rules and regulations of the principal U.S. national securities exchange on which the Shares are traded, including a reduction of the exercise price of an Option or the grant price of a Stock Appreciation Right or the exchange of an Option or Stock Appreciation Right for another Award. In addition, no amendments to, or termination of, the Plan shall impair the rights of a Participant in any material respect under any Award previously granted without such Participant's consent.

        12.2    Adjustments.    In the event of any merger, reorganization, consolidation, recapitalization, dividend or distribution (whether in cash, shares or other property, other than a regular cash dividend), stock split, reverse stock split, spin-off or similar transaction or other change in corporate structure affecting the Shares or the value thereof, such adjustments and other substitutions shall be made to the Plan and to Awards as the Committee deems equitable or appropriate taking into consideration the accounting and tax consequences, including such adjustments in the aggregate number, class and kind of securities that may be delivered under the Plan, the limitations in Section 10.5 (other than to Awards denominated in cash), the maximum number of Shares that may be issued pursuant to Incentive Stock Options and, in the aggregate or to any Participant, in the number, class, kind and option or exercise price of securities subject to outstanding Awards granted under the Plan (including, if the Committee deems appropriate, the substitution of similar options to purchase the shares of, or other awards denominated in the shares of, another company) as the Committee may determine to be appropriate; provided, however, that the number of Shares subject to any Award shall always be a whole number.

        12.3    Transferability of Awards.    Except as provided below, no Award and no Shares that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, may be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution, and such Award may be exercised during the life of the Participant only by the Participant or the Participant's guardian or legal representative. To the extent and under such terms and conditions as determined by the Committee, a Participant may assign or transfer an Award without consideration (each transferee thereof, a "Permitted Assignee") (i) to the Participant's spouse, children or grandchildren (including any adopted and step children or grandchildren), parents, grandparents or siblings, (ii) to a trust for the benefit of one or more of the Participant or the persons referred to in clause (i), (iii) to a partnership, limited liability company or corporation in which the Participant or the persons referred to in clause (i) are the only partners, members or shareholders or (iv) for charitable donations; provided that such Permitted Assignee shall be bound by and subject to all of the terms and conditions of the Plan and the Award Agreement relating to the transferred Award and shall execute an agreement satisfactory to the Company evidencing such obligations; and provided further that such Participant shall remain bound by the terms and conditions of the Plan. The Company shall cooperate with any Permitted Assignee and the Company's transfer agent in effectuating any transfer permitted under this Section.

        12.4    Termination of Employment or Services.    The Committee shall determine and set forth in each Award Agreement whether any Awards granted in such Award Agreement will continue to be exercisable, continue to vest or be earned and the terms of such exercise, vesting or earning, on and after the date that a Participant ceases to be employed by or to provide services to the Company or any Subsidiary (including as a Director), whether by reason of death, disability, voluntary or involuntary termination of employment or services, or otherwise. The date of termination of a Participant's employment or services will be determined by the Committee, which determination will be final.

        12.5    Deferral; Dividend Equivalents.    The Committee shall be authorized to establish procedures pursuant to which the payment of any Award may be deferred. Subject to the provisions of the Plan and any Award Agreement, the recipient of an Award other than an Option or Stock Appreciation Right may, if so determined by the Committee, be entitled to receive, currently or on a deferred basis, amounts equivalent to cash, stock or other property dividends on Shares ("Dividend Equivalents") with respect to the number of Shares covered by the Award, as determined by the Committee, in its sole discretion. The Committee may provide that the Dividend Equivalents (if any) shall be deemed to have been reinvested in additional Shares or otherwise reinvested and may provide that the Dividend Equivalents are subject to the same vesting or performance conditions as the underlying Award. Notwithstanding the foregoing, Dividend Equivalents credited in connection with an Award that vests based on the achievement of performance goals shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such Dividend Equivalents have been credited.

13.   MISCELLANEOUS

        13.1    Award Agreements.    Each Award Agreement shall either be (a) in writing in a form approved by the Committee and executed by the Company by an officer duly authorized to act on its behalf, or (b) an electronic notice in a form approved by the Committee and recorded by the Company (or its designee) in an electronic recordkeeping system used for the purpose of tracking one or more types of Awards as the Committee may provide; in each case and if required by the Committee, the Award Agreement shall be executed or otherwise electronically accepted by the recipient of the Award in such form and manner as the Committee may require. The Committee may authorize any officer of the Company to execute any or all Award Agreements on behalf of the Company. The Award Agreement shall set forth the material terms and conditions of the Award as established by the Committee consistent with the provisions of the Plan.

        13.2    Tax Withholding.    The Company shall have the right to make all payments or distributions pursuant to the Plan to a Participant (or a Permitted Assignee thereof) net of any applicable federal, state and local taxes required to be paid or withheld as a result of (a) the grant of any Award, (b) the exercise of an Option or Stock Appreciation Right, (c) the delivery of Shares or cash, (d) the lapse of any restrictions in connection with any Award or (e) any other event occurring pursuant to the Plan. The Company or any Subsidiary shall have the right to withhold from wages or other amounts otherwise payable to a Participant (or Permitted Assignee) such withholding taxes as may be required by law, or to otherwise require the Participant (or Permitted Assignee) to pay such withholding taxes. If the Participant (or Permitted Assignee) shall fail to make such tax payments as are required, the Company or its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant (or Permitted Assignee) or to take such other action as may be necessary to satisfy such withholding obligations. The Committee shall be authorized to establish procedures for election by Participants (or Permitted Assignee) to satisfy such obligation for the payment of such taxes by tendering previously acquired Shares (either actually or by attestation, valued at their then Fair Market Value), or by directing the Company to retain Shares (up to the minimum required tax withholding rate for the Participant (or Permitted Assignee) or such other rate, including a higher rate specified by the Participant, that will not cause an adverse accounting consequence or cost) otherwise deliverable in connection with the Award.

        13.3    Right of Discharge Reserved; Claims to Awards.    Nothing in the Plan nor the grant of an Award hereunder shall confer upon any Employee, Director or Consultant the right to continue in the employment or service of the Company or any Subsidiary or affect any right that the Company or any Subsidiary may have to terminate the employment or service of (or to demote or to exclude from future Awards under the Plan) any such Employee, Director or Consultant at any time for any reason. The Company shall not be liable for the loss of existing or potential profit from an Award granted in the event of termination of an employment or other relationship. No Employee, Director or Consultant shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Employees, Directors or Consultants under the Plan.

        13.4    Substitute Awards.    Notwithstanding any other provision of the Plan, the terms of Substitute Awards may vary from the terms set forth in the Plan to the extent the Committee deems appropriate to conform, in whole or in part, to the provisions of the awards in substitution for which they are granted.

        13.5    Cancellation of Award; Forfeiture of Gain.    Notwithstanding anything to the contrary contained herein, an Award Agreement may provide that:

          (a)   In the event of a restatement of the Company's financial statements, the Committee shall have the right to review any Award, the amount, payment or vesting of which was based on an entry in the financial statements that are the subject of the restatement. If the Committee determines, based on the results of the restatement, that a lesser amount or portion of an Award should have been paid or vested, it may (i) cancel all or any portion of any outstanding Awards and (ii) require the Participant or other person to whom any payment has been made or shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the period beginning twelve months preceding the date of the restatement and ending with the date of cancellation of any outstanding Awards.

          (b)   If the Participant, without the consent of the Company, while employed by or providing services to the Company or any Subsidiary or after termination of such employment or service, violates a non-competition, non-solicitation or non-disclosure covenant or agreement or otherwise engages in activity that is in conflict with or adverse to the interest of the Company or any Subsidiary, as determined by the Committee in its sole discretion, then (i) any outstanding, vested or unvested, earned or unearned portion of the Award may, at the Committee's discretion, be canceled and (ii) the Committee, in its discretion, may require the Participant or other person to whom any payment has been made or Shares or other property have been transferred in connection with the Award to forfeit and pay over to the Company, on demand, all or any portion of the gain (whether or not taxable) realized upon the exercise of any Option or Stock Appreciation Right and the value realized (whether or not taxable) on the vesting or payment of any other Award during the time period specified in the Award Agreement.

        13.6    Stop Transfer Orders.    All certificates for Shares delivered under the Plan pursuant to any Award shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any U.S. national securities exchange upon which the Shares are then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

        13.7    Nature of Payments.    All Awards made pursuant to the Plan are in consideration of services performed or to be performed for the Company or any Subsidiary, division or business unit of the Company. Any income or gain realized pursuant to Awards under the Plan constitutes a special incentive payment to the Participant and shall not be taken into account, to the extent permissible under applicable law, as compensation for purposes of any of the employee benefit plans of the Company or any Subsidiary except as may be determined by the Committee or by the Board or board of directors of the applicable Subsidiary.

        13.8    Other Plans.    Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

        13.9    Severability.    The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid or unenforceable by a court of competent jurisdiction, such unlawfulness, invalidity or unenforceability shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or unenforceable, then such unlawfulness, invalidity or unenforceability shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid or unenforceable, and the maximum payment or benefit that would not be unlawful, invalid or unenforceable shall be made or provided under the Plan.

        13.10    Construction.    As used in the Plan, the words "include" and "including," and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

        13.11    Unfunded Status of the Plan.    The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the Shares or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

        13.12    Governing Law.    The Plan and all determinations made and actions taken thereunder, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware, without reference to principles of conflict of laws, and construed accordingly.

        13.13    Effective Date of Plan; Termination of Plan.    The Plan shall be effective on the date of the approval of the Plan by the holders of the shares entitled to vote thereon (the "Effective Date"). The Plan shall be null and void and of no effect if the foregoing condition is not fulfilled and in such event each Award shall, notwithstanding any of the preceding provisions of the Plan, be null and void and of no effect. Awards may be granted under the Plan at any time and from time to time on or prior to the tenth anniversary of the Effective Date of the Plan, on which date the Plan will expire except as to Awards then outstanding under the Plan; provided, however, in no event may Incentive Stock Options be granted more than ten (10) years after the earlier of (i) the date of the adoption of the Plan by the Board or (ii) the Effective Date of the Plan as provided in the first sentence of this Section. Such outstanding Awards shall remain in effect until they have been exercised or terminated, or have expired.

        13.14    Foreign Employees and Consultants.    Awards may be granted to Participants who are foreign nationals or employed or providing services outside the United States, or both, on such terms and conditions different from those applicable to Awards to Employees or Consultants providing services in the United States as may, in the judgment of the Committee, be necessary or desirable in order to recognize differences in local law or tax policy. The Committee also may impose conditions on the exercise or vesting of Awards in order to minimize the Company's obligation with respect to tax equalization for Employees or Consultants on assignments outside their home country.

        13.15    Compliance with Section 409A of the Code.    This Plan is intended to comply and shall be administered in a manner that is intended to comply with Section 409A of the Code and shall be construed and interpreted in accordance with such intent. To the extent that an Award or the payment, settlement or deferral thereof is subject to Section 409A of the Code, the Award shall be granted, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including regulations or other guidance issued with respect thereto, except as otherwise determined by the Committee. Any provision of this Plan that would cause the grant of an Award or the payment, settlement or deferral thereof to fail to satisfy Section 409A of the Code shall be amended to comply with Section 409A of the Code on a timely basis, which may be made on a retroactive basis, in accordance with regulations and other guidance issued under Section 409A of the Code.

        13.16    No Registration Rights; No Right to Settle in Cash.    The Company has no obligation to register with any governmental body or organization (including, without limitation, the SEC) any of (a) the offer or issuance of any Award, (b) any Shares issuable upon the exercise of any Award, or (c) the sale of any Shares issued upon exercise of any Award, regardless of whether the Company in fact undertakes to register any of the foregoing. In particular, in the event that any of (x) any offer or issuance of any Award, (y) any Shares issuable upon exercise of any Award, or (z) the sale of any Shares issued upon exercise of any Award are not registered with any governmental body or organization (including, without limitation, the SEC), the Company will not under any circumstance be required to settle its obligations, if any, under this Plan in cash.

        13.17    Data Privacy.    As a condition of acceptance of an Award, the Participant explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Subsidiaries for the exclusive purpose of implementing, administering and managing the Participant's participation in the Plan. The Participant understands that the Company and its Subsidiaries hold certain personal information about the Participant, including the Participant's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in the Company or any Subsidiary, details of all Awards or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in the Participant's favor, for the purpose of implementing, managing and administering the Plan (the "Data"). The Participant further understands that the Company and its Subsidiaries may transfer the Data amongst themselves as necessary for the purpose of implementation, management and administration of the Participant's participation in the Plan, and that the Company and its Subsidiaries may each further transfer the Data to any third parties assisting the Company in the implementation, management and administration of the Plan. The Participant understands that these recipients may be located in the Participant's country, or elsewhere, and that the recipient's country may have different data privacy laws and protections than the Participant's country. The Participant understands that he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. The Participant, through participation in the

Plan and acceptance of an Award under the Plan, authorizes such recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing the Participant's participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Participant may elect to deposit any Shares. The Participant understands that the Data will be held only as long as is necessary to implement, manage, and administer the Participant's participation in the Plan. The Participant understands that he or she may, at any time, view the Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Participant understands that refusal or withdrawal of consent may affect the Optionee's ability to participate in the Plan. For more information on the consequences of refusal to consent or withdrawal of consent, the Optionee understands that he or she may contact his or her local human resources representative.

        13.18    Indemnity.    To the extent allowable pursuant to applicable law, each member of the Committee or of the Board and any person to whom the Committee has delegated any of its authority under the Plan shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled pursuant to the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

        13.19    Captions.    The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

 ANNEX C

SECURITIES PURCHASE AGREEMENT

        This SECURITIES PURCHASE AGREEMENT (the "Agreement") is dated as of the 3rd day of November, 2016, by and between Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), and each individual or entity named on the Schedule of Buyers attached hereto (each such individual or entity, individually, a "Buyer" and all of such individuals or entities, collectively, the "Buyers").

RECITALS

        A.    Subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the "Securities Act"), and Rule 506(b) promulgated thereunder, the Company desires to issue and sell to each Buyer, and each Buyer, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

        B.    In connection with the offering, the Company, MDB Capital Group LLC (the "Placement Agent") and Delaware Trust Company (the "Escrow Agent") have entered into an escrow agreement, in the form attached hereto as Exhibit B (the "Escrow Agreement"), to hold the Purchase Price (as hereinafter defined), to be released at each Closing to the Company, upon the written consent of the Company and the Placement Agent.

AGREEMENT

        NOW, THEREFORE, in consideration of the premises and the mutual covenants of the parties hereinafter expressed and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, each intending to be legally bound, agree as follows:

ARTICLE I
RECITALS, EXHIBITS, SCHEDULES

        The foregoing recitals are true and correct and, together with the Schedules and Exhibits referred to hereafter, are hereby incorporated into this Agreement by this reference.

ARTICLE II
DEFINITIONS

        For purposes of this Agreement, except as otherwise expressly provided or otherwise defined elsewhere in this Agreement, or unless the context otherwise requires, the capitalized terms in this Agreement shall have the meanings assigned to them in this Article as follows:

        2.1   "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

        2.2   "Assets" means all of the properties and assets of the Company or of its subsidiaries, whether real, personal or mixed, tangible or intangible, wherever located, whether now owned or hereafter acquired.

        2.3   "Buyer's Purchase Price" shall mean, with respect to any Buyer, the "Purchase Price" opposite such Buyer's name on the Schedule of Buyers.

        2.4   "Claims" means any Proceedings, Judgments, Obligations, threats, losses, damages, deficiencies, settlements, assessments, charges, costs and expenses of any nature or kind.

        2.5   "Common Stock" means the Company's common stock, $0.01 par value per share.

        2.6   "Consent" means any consent, approval, order or authorization of, or any declaration, filing or registration with, or any application or report to, or any waiver by, or any other action (whether similar or dissimilar to any of the foregoing) of, by or with, any Person, which is necessary in order to take a specified action or actions, in a specified manner and/or to achieve a specific result.

        2.7   "Contract" means any written or oral contract, agreement, order or commitment of any nature whatsoever, including, any sales order, purchase order, lease, sublease, license agreement, services agreement, loan agreement, mortgage, security agreement, guarantee, management contract, employment agreement, consulting agreement, partnership agreement, shareholders agreement, buy-sell agreement, option, warrant, debenture, subscription, call or put.

        2.8   "Encumbrance" means any lien, security interest, pledge, mortgage, easement, leasehold, assessment, tax, covenant, restriction, reservation, conditional sale, prior assignment, or any other encumbrance, claim, burden or charge of any nature whatsoever.

        2.9   "Environmental Requirements" means all Laws and requirements relating to human, health, safety or protection of the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, or Hazardous Materials in the environment (including, without limitation, ambient air, surface water, ground water, land surface or subsurface strata), or otherwise relating to the treatment, storage, disposal, transport or handling of any Hazardous Materials.

        2.10 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.11 "GAAP" means generally accepted accounting principles, methods and practices set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants, and statements and pronouncements of the Financial Accounting Standards Board, the SEC or of such other Person as may be approved by a significant segment of the U.S. accounting profession, in each case as of the date or period at issue, and as applied in the U.S. to U.S. companies.

        2.12 "Governmental Authority" means any foreign, federal, state or local government, or any political subdivision thereof, or any court, agency or other body, organization, group, stock market or exchange exercising any executive, legislative, judicial, quasi-judicial, regulatory or administrative function of government.

        2.13 "Hazardous Materials" means: (i) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contain dielectric fluid containing levels of polychlorinated biphenyls (PCB's); (ii) any chemicals, materials, substances or wastes which are now or hereafter become defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "extremely hazardous wastes," "restricted hazardous wastes," "toxic substances," "toxic pollutants" or words of similar import, under any Law; and (iii) any other chemical, material, substance, or waste, exposure to which is now or hereafter prohibited, limited or regulated by any Governmental Authority.

        2.14 "Judgment" means any order, writ, injunction, fine, citation, award, decree, or any other judgment of any nature whatsoever of any Governmental Authority.

        2.15 "Law" means any provision of any law, statute, ordinance, code, constitution, charter, treaty, rule or regulation of any Governmental Authority.

        2.16 "Leases" means all leases for real or personal property.

        2.17 "Material Adverse Effect" means with respect to the event, item or question at issue, that such event, item or question would not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any of the Transaction Documents; (ii) a material adverse effect on the results of operations, Assets, business or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole; (iii) a material adverse effect on the Company's or its subsidiaries' ability to perform, on a timely basis, its or their respective Obligations under this Agreement or any Transaction Documents; or (iv) a material adverse effect on the Buyer's ability to sell or dispose of any of the Shares, whether on the Principal Trading Market, or otherwise, in accordance with applicable securities Laws.

        2.18 "Material Contract" means any Contract to which the Company is a party or by which it is bound which has been filed or is required to have been filed as an exhibit to the SEC Filings pursuant to Item 601(b)(4) or Item 601(b)(10) of Regulation S-K promulgated by the SEC.

        2.19 "Obligation" means any debt, liability or obligation of any nature whatsoever, whether secured, unsecured, recourse, nonrecourse, liquidated, unliquidated, accrued, absolute, fixed, contingent, ascertained, unascertained, known, unknown or obligations under executory Contracts.

        2.20 "Operating Sub" shall have the meaning given in Section 2.2.

        2.21 "Ordinary Course of Business" means the ordinary course of business consistent with past custom and practice (including with respect to quantity, quality and frequency).

        2.22 "Outside Closing Date" shall have the meaning given in Section 12.1.

        2.23 "Permit" means any license, permit, approval, waiver, order, authorization, right or privilege of any nature whatsoever, granted, issued, approved or allowed by any Governmental Authority.

        2.24 "Person" means any individual, sole proprietorship, joint venture, partnership, company, corporation, association, cooperation, trust, estate, Governmental Authority, or any other entity of any nature whatsoever.

        2.25 "Principal Trading Market" shall mean the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTC Markets, including the Bulletin Board and Pink Sheets, the NYSE Euronext or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

        2.26 "Proceeding" means any demand, claim, suit, action, litigation, investigation, audit, study, arbitration, administrative hearing, or any other proceeding of any nature whatsoever.

        2.27 "Real Property" means any real estate, land, building, structure, improvement, fixture or other real property of any nature whatsoever, including, but not limited to, fee and leasehold interests.

        2.28 "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and the Buyers, in the form of Exhibit A attached hereto.

        2.29 "SEC" means the United States Securities and Exchange Commission.

        2.30 "SEC Documents" shall have the meaning given in Section 6.7.

        2.31 "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        2.32 "Shares" means up to Six Million (6,000,000) shares of Common Stock issued or issuable to the Buyers pursuant to this Agreement.

        2.33 "Tax" means (i) any foreign, federal, state or local income, profits, gross receipts, franchise, sales, use, occupancy, general property, real property, personal property, intangible property, transfer, fuel, excise, accumulated earnings, personal holding company, unemployment compensation, social security, withholding taxes, payroll taxes, or any other tax of any nature whatsoever, (ii) any foreign, federal, state or local organization fee, qualification fee, annual report fee, filing fee, occupation fee, assessment, rent, or any other fee or charge of any nature whatsoever, or (iii) any deficiency, interest or penalty imposed with respect to any of the foregoing.

        2.34 "Tax Return" means any tax return, filing, declaration, information statement or other form or document required to be filed in connection with or with respect to any Tax.

        2.35 "Transaction Documents" means this Agreement and the Registration Rights Agreement.

ARTICLE III
INTERPRETATION

        In this Agreement, unless the express context otherwise requires: (i) the words "herein," "hereof" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) references to the words "Article" or "Section" refer to the respective Articles and Sections of this Agreement, and references to "Exhibit" or "Schedule" refer to the respective Exhibits and Schedules annexed hereto; (iii) references to a "party" mean a party to this Agreement and include references to such party's permitted successors and permitted assigns; (iv) references to a "third party" mean a Person not a party to this Agreement; (v) the terms "dollars" and "$" means U.S. dollars; (vi) wherever the word "include," "includes" or "including" is used in this Agreement, it will be deemed to be followed by the words "without limitation."

ARTICLE IV
PURCHASE AND SALE

        4.1    Sale and Issuance of Shares.    Subject to the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Buyer, the number of Shares set forth in the column designated "Total Investment—Number of Shares" opposite such Buyer's name on the Schedule of Buyers, which in the aggregate shall equal up to Twelve Million Dollars ($12,000,000.00) of Shares, at a cash purchase price of $2.00 per Share (the "Purchase Price"). The Company's agreement with each Buyer is a separate agreement, and the sale and issuance of the Shares to each Buyer is a separate sale and issuance.

        4.2    Closings.    The purchase, sale and issuance of the Shares shall take place at two closings (each of which is referred to in this Agreement as a "Closing" and the date of each is referred to in this Agreement as a "Closing Date").

          (a)   The initial Closing (the "Initial Closing") shall be for a total of 949,960 Shares and a total Purchase Price of One Million Eight Hundred Ninety Nine Thousand Nine Hundred Twenty Dollars ($1,899,920.00) (the "Initial Closing Purchase Proceeds"), with each Buyer purchasing from the Company the number of Shares set forth in the column designated "Initial Closing—Number of Shares" opposite such Buyer's name on the Schedule of Buyers. The Initial Closing shall take place at the offices of Stubbs Alderton & Markiles, LLP, 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403, or such other location as the parties shall mutually agree, no later than the second business day following the satisfaction or waiver of the conditions provided in Articles VIII and IX of this Agreement (other than conditions that, by their terms, are intended to be satisfied at the Initial Closing, but subject to the satisfaction or waiver of those conditions) ("Initial Closing Date"), but in no event later than the Outside Closing Date.

          (b)   The second Closing (the "Second Closing") shall be for a total of 4,222,290 Shares and a total Purchase Price of Eight Million Four Hundred Forty Four Thousand Five Hundred Eighty Dollars ($8,444,580.00) (the "Second Closing Purchase Proceeds"), with each Buyer purchasing from the Company the number of Shares set forth in the column designated "Second Closing—

  Number of Shares" opposite such Buyer's name on the Schedule of Buyers. The Second Closing shall take place at the offices of Stubbs Alderton & Markiles, LLP, 15260 Ventura Boulevard, 20th Floor, Sherman Oaks, California 91403, or such other location as the parties shall mutually agree, no later than the second business day following the satisfaction or waiver of the conditions provided in Articles VIII and IX of this Agreement (other than conditions that, by their terms, are intended to be satisfied at the Second Closing, but subject to the satisfaction or waiver of those conditions) ("Second Closing Date"), but in no event later than the Outside Closing Date.

          (c)   If less than all of the Shares are sold and issued at the Initial Closing and Second Closing, then, subject to the terms and conditions of this Agreement, the Company may sell and issue at one or more subsequent closings (each, a "Subsequent Closing"), to one or more Buyers or new purchasers (each, an "Additional Buyer") approved by the Company's Board of Directors, the number of Shares agreed to by the Company and such Buyer or Additional Buyer; provided, that (a) such subsequent sale is consummated prior to the Outside Closing Date, (b) each Additional Buyer shall become a party to this Agreement and the other Transaction Documents by executing and delivering a counterpart signature page to each of the Transaction Documents and (c) the aggregate number of Shares sold pursuant to this Agreement does not exceed 6,000,000. Any such sale and issuance in a Subsequent Closing shall be on the same terms and conditions as those contained herein. Each Subsequent Closing shall take place at such date, time and place as shall be approved by the Company and the Placement Agent each in their sole discretion. The Schedule of Buyers attached to this Agreement shall be updated to reflect the number of Shares purchased at each such Subsequent Closing and the Buyer or Additional Buyer purchasing such Shares.

        4.3    Form of Payment; Delivery.    At each Closing, Buyer shall deliver to the Company the Buyer's Purchase Price by the release of the Buyer's Purchase Price from escrow in accordance with the Escrow Agreement, by cancellation or conversion of indebtedness of the Company to such Buyer (including interest), or by any combination of such methods.

        4.4    Payment to Placement Agent.    At each Closing, the Company will issue to the Placement Agent or its designees that number of shares of Common Stock equal to 10% of the gross proceeds from the sale of the Shares being sold at such Closing divided by the Purchase Price and a warrant to purchase shares of Common Stock equal to 10% of the number of Shares sold, with an exercise price equal to 110% of the Purchase Price; provided that no shares of Common Stock or warrants will be issued to the Placement Agent in respect of any Shares sold to Kanis S.A., Haldor Topose A/S, any officer or director of the Company, or any of their respective affiliates. The Placement Agent is intended to be a third party beneficiary of this provision and the conditions precedent to any Closing that the foregoing fees are paid.

ARTICLE V
BUYERS' REPRESENTATIONS AND WARRANTIES

        Each Buyer, severally, and not jointly, represents and warrants to the Company, that:

        5.1    Investment Purpose.    Each Buyer is acquiring the Shares for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, each Buyer reserves the right to dispose of the Shares at any time in accordance with or pursuant to an effective registration statement covering such Shares or an available exemption under the Securities Act. The Buyer acknowledges that a legend will be placed on the certificates representing the Shares or other evidence of direct registration of the Shares in book-entry form, as follows:

  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND THE APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION THEREUNDER OR PURSUANT TO AN OPINION OF COUNSEL, WHICH IS TO BE ESTABLISHED TO THE REASONABLE SATISFACTION OF COUNSEL TO THE ISSUER, THAT REGISTRATION UNDER THE SECURITIES ACT IS NOT REQUIRED. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

        5.2    Accredited Investor Status.    Each Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D, as promulgated under the Securities Act.

        5.3    Reliance on Exemptions.    Each Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities Laws and that the Company is relying in part upon the truth and accuracy of, and each Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of each Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of each Buyer to acquire the Shares.

        5.4    Information.    Each Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and other information each Buyer deemed material to making an informed investment decision regarding its purchase of the Shares, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries, nor any other due diligence investigations conducted by any Buyer or its advisors, if any, or its representatives, shall modify, amend or affect each Buyer's right to rely on the Company's representations and warranties contained in Article VI below. Each Buyer understands that its investment in the Shares involves a high degree of risk. Each Buyer is in a position regarding the Company that enabled and enables Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Shares.

        5.5    No Governmental Review.    Each Buyer understands that no United States federal or state Governmental Authority has passed on or made any recommendation or endorsement of the Shares, or the fairness or suitability of the investment in the Shares, nor have such Governmental Authorities passed upon or endorsed the merits of the offering of the Shares.

        5.6    Authorization, Enforcement.    This Agreement has been duly and validly authorized, executed and delivered on behalf of each Buyer and is a valid and binding agreement of each Buyer, enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

        5.7    General Solicitation.    The Buyer is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

ARTICLE VI
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth and disclosed in the Company's disclosure schedules ("Disclosure Schedules") attached to this Agreement and made a part hereof, the Company hereby makes the following representations and warranties to each Buyer. The Disclosure Schedules shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Article VI and certain other sections of this Agreement, and the disclosures in any section or subsection of the Disclosure Schedules shall qualify other sections and subsections in this Article VI only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

        6.1    Subsidiaries.    Except as disclosed in the SEC Documents, the Company has no subsidiaries and the Company does not own, directly or indirectly, any outstanding voting securities of or other interests in, or have any control over, any other Person. With respect to each of the Company's subsidiaries, all representations and warranties in this Article VI and elsewhere in this Agreement shall be deemed repeated and re-made from and by each such subsidiary, as if such representations and warranties were independently made by each such subsidiary, in this Agreement (but modified as necessary in order to give effect to the intent of the parties that such representation and warranty is being made by the subsidiary, rather than the Company, as applicable). In addition, each representation and warranty contained in this Article VI or otherwise set forth in this Agreement shall be deemed to mean and be construed to include the Company and each of its subsidiaries, as applicable, regardless of whether each of such representations and warranties in Article VI specifically refers to the Company's subsidiaries or not.

        6.2    Organization.    The Company and its subsidiaries are corporations, duly organized, validly existing and in good standing under the Laws of the jurisdiction in which they are incorporated. The Company has the full corporate power and authority and all necessary certificates, licenses, approvals and Permits to: (i) enter into and execute this Agreement and the Transaction Documents and to perform all of its obligations hereunder and thereunder; and (ii) own and operate its Assets and properties and to conduct and carry on its business as and to the extent now conducted. The Company is duly qualified to transact business and is in good standing as a foreign corporation in each jurisdiction where the character of its business or the ownership or use and operation of its Assets or properties requires such qualification, except to the extent that failure to so qualify will not result in a Material Adverse Effect.

        6.3    Authority and Approval of Agreement; Binding Effect.    The execution and delivery by the Company of this Agreement and the Transaction Documents, and the performance by the Company of all of its Obligations hereunder and thereunder, including the issuance of the Shares, have been duly and validly authorized and approved by the Company and its board of directors pursuant to all applicable Laws and, except for the Stockholder Approval and Stockholder Notification contemplated in Section 7.7 of this Agreement, no other corporate action or Consent on the part of the Company, its board of directors, stockholders or any other Person is necessary or required by the Company to execute this Agreement and the Transaction Documents, consummate the transactions contemplated herein and therein, perform all of Company's Obligations hereunder and thereunder, or to issue the Shares. This Agreement and each of the Transaction Documents have been duly and validly executed by the Company (and the officer executing this Agreement and all such other Transaction Documents is duly authorized to act and execute same on behalf of the Company) and constitute the valid and legally binding agreements of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

        6.4    Capitalization.    Immediately prior to the Initial Closing, the authorized capital stock of the Company will consist of 20,000,000 shares, with a par value of $0.01 per share, of which 19,900,000 shares are designated Common Stock and 100,000 shares are designated preferred stock, of which 9,487,362 shares of Common Stock and no shares of preferred stock are issued and outstanding. All of such outstanding shares have been validly issued and are fully paid and nonassessable. The Common Stock is currently quoted on the Nasdaq Capital Market under the trading symbol "CDTI." The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation. Except as set forth in Section 6.4 of the Disclosure Schedules, no shares of Common Stock are subject to preemptive rights or any other similar rights or any Encumbrances suffered or permitted by the Company. Except as set forth on Section 6.4 of the Disclosure Schedules, as of the date hereof: (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or Contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional Shares of capital stock of the Company or any of its subsidiaries, or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries; (collectively, "Derivative Securities"); (ii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other Contracts or instruments evidencing indebtedness of the Company or any of its subsidiaries, or by which the Company or any of its subsidiaries is or may become bound; (iii) there are no outstanding registration statements with respect to the Company or any of its securities (other than registration statements on Form S-8); (iv) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act (except pursuant to this Agreement); (v) there are no financing statements securing obligations filed in connection with the Company or any of its Assets; (vi) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by this Agreement or any related agreement or the consummation of the transactions described herein or therein; and (vii) there are no outstanding securities or instruments of the Company which contain any redemption or similar provisions, and there are no Contracts by which the Company is or may become bound to redeem a security of the Company. Except as set forth on Section 6.4 of the Disclosure Schedules, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders. Section 6.4 of the Disclosure Schedules sets forth a detailed calculation of the total number of shares of Common Stock outstanding immediately prior to the issuance of the Shares at the Initial Closing and assuming (i) the exercise in full of all outstanding Derivative Securities taking into account all applicable anti-dilution or similar adjustments or rights, including without limitation those resulting from the issuance of Shares pursuant to this Agreement, and (ii) the exercise of all Derivative Securities authorized for issuance, but not yet issued, under any plan of the Company.

        6.5    No Conflicts; Consents and Approvals.    The execution, delivery and performance of this Agreement and the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, including the issuance of any of the Shares, will not: (i) constitute a violation of or conflict with any provision of the Company's or any of the Company's subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents; (ii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, or give to any other Person any rights of termination, amendment, acceleration or cancellation of, any provision of any Material Contract; (iii) constitute a violation of, or a default or breach under (either immediately, upon notice, upon lapse of time, or both), or conflict with, any Judgment; (iv) assuming the accuracy of the representations and warranties of the Buyers set forth in Article V above, constitute a violation of, or conflict with, any Law (including United States federal and state securities Laws and the rules and regulations of any market or exchange on which the Common Stock is quoted); or (v) result in the loss or adverse modification of, or the imposition of any fine, penalty or other Encumbrance with respect to, any Permit granted or issued to, or otherwise held by or for the use of, Company or any of Company's Assets. The Company is not in violation of its articles of incorporation, bylaws or other organizational or governing documents and the Company is not in default or breach (and no event has occurred which with notice or lapse of time or both could put the Company in default or breach) under, and the Company has not taken any action or failed to take any action that would give to any other Person any rights of termination, amendment, acceleration or cancellation of, any Material Contract. Except as specifically contemplated by this Agreement, including with respect to the Stockholder Approval and Stockholder Notification contemplated in Section 7.7 of this Agreement, the Company is not required to obtain any Consent of, from, or with any Governmental Authority, or any other Person, in order for it to execute, deliver or perform any of its Obligations under this Agreement or the Transaction Documents in accordance with the terms hereof or thereof, or to issue and sell the Shares in accordance with the terms hereof. Except for the Stockholder Approval and Stockholder Notification contemplated in Section 7.7 of this Agreement, all Consents which the Company is required to obtain pursuant to the immediately preceding sentence have been obtained or effected on or prior to the date hereof.

        6.6    Issuance of Shares.    Each of (i) the Shares, (ii) the shares of Common Stock to be issued to the Placement Agent pursuant to Section 4.4, and (iii) the shares of Common Stock underlying the warrant to be issued to the Placement Agent pursuant to Section 4.4 are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and non-assessable, and free from all Encumbrances with respect to the issue thereof, and, in respect of the Shares, assuming the accuracy of the representations and warranties of the Buyers set forth in Article V above, will be issued in compliance with all applicable United States federal and state securities Laws. Assuming the accuracy of the representations and warranties of the Buyers set forth in Article V above, the offer and sale by the Company of the Shares is exempt from: (i) the registration and prospectus delivery requirements of the Securities Act; and (ii) the registration and/or qualification provisions of all applicable state and provincial securities and "blue sky" laws.

        6.7    SEC Documents; Financial Statements.    The Common Stock is registered pursuant to Section 12 of the Exchange Act and the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Exchange Act (all of the foregoing filed within the two (2) years preceding the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the "SEC Documents"). The Company is current with its filing obligations under the Exchange Act and all SEC Documents have been filed on a timely basis or the Company has received a valid extension of such time of filing and has filed any such SEC Document prior to the expiration of any such extension. The Company represents and warrants that true and complete copies of the SEC Documents are available on the SEC's website (www.sec.gov) at no charge to Buyers, and Buyers acknowledge that each of them may retrieve all SEC Documents from such website and each Buyer's access to such SEC Documents through such website shall constitute delivery of the SEC Documents to Buyers; provided, however, that if any Buyer is unable to obtain any of such SEC Documents from such website at no charge, as result of such website not being available or any other reason beyond any Buyer's control, then upon request from such Buyer, the Company shall deliver to such Buyer true and complete copies of such SEC Documents. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC

Documents is, or has been, required to be amended or updated under applicable Law (except as such statements have been amended or updated in subsequent filings prior to the date hereof, which amendments or updates are also part of the SEC Documents). As of their respective dates, the financial statements of the Company included in the SEC Documents ("Financial Statements") complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto (except as such Financial Statements have been amended or updated in subsequent filings prior to the date hereof, which amendments or updates are also part of the SEC Documents). All of the Financial Statements have been prepared in accordance with GAAP, consistently applied, during the periods involved (except: (i) as may be otherwise indicated in such Financial Statements or the notes thereto; or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). To the knowledge of the Company and its officers, no other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

        6.8    Absence of Certain Changes.    Since the date the last of the SEC Documents was filed with the SEC, none of the following have occurred:

          (a)   There has been no event or circumstance of any nature whatsoever that has resulted in, or could reasonably be expected to result in, a Material Adverse Effect; or

          (b)   Except for this Agreement and the other Transaction Documents, there has been no transaction, event, action, development, payment, or other matter of any nature whatsoever entered into by the Company that requires disclosure in an SEC Document which has not been so disclosed.

        6.9    Absence of Litigation or Adverse Matters.    Except as disclosed in the SEC Documents: (i) there is no Proceeding before or by any Governmental Authority or any other Person, pending, or the best of Company's knowledge, threatened or contemplated by, against or affecting the Company, its business or Assets; (ii) there is no outstanding Judgments against or affecting the Company, its business or Assets; and (iii) the Company is not in breach or violation of any Material Contract.

        6.10    Liabilities of the Company.    The Company does not have any Obligations of a nature required by GAAP to be disclosed on a consolidated balance sheet of the Company, except: (i) as disclosed in the Financial Statements; or (ii) incurred in the Ordinary Course of Business since the date of the last Financial Statements filed by the Company with the SEC that have not had, and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

        6.11    Title to Assets.    The Company has good and marketable title to, or a valid license or leasehold interest in, all of its Assets which are material to the business and operations of the Company as presently conducted, free and clear of all Encumbrances or restrictions on the transfer or use of same, other than restrictions on transfer or use arising under a license or Lease with respect to such Assets that, individually or in the aggregate, would not have, or be reasonably expected to, materially interfere with the purposes for which they are currently used and for the purposes for which they are proposed to be used. Except as would not have a Material Adverse Effect, the Company's Assets are in good operating condition and repair, ordinary wear and tear excepted, and are free of any latent or patent defects which might impair their usefulness, and are suitable for the purposes for which they are currently used and for the purposes for which they are proposed to be used.

        6.12    Real Estate.

          (a)    Real Property Ownership.    The Company does not own any Real Property.

          (b)    Real Property Leases.    Except pursuant to the Leases described in the SEC Documents or in Section 6.12 of the Disclosure Schedules (the "Company Leases"), the Company does not lease any Real Property. With respect to each of the Company Leases: (i) the Company has been in peaceful possession of the property leased thereunder and neither the Company nor, to the Company's knowledge, the landlord is in default thereunder; (ii) no waiver, indulgence or postponement of any of the Obligations thereunder has been granted by the Company or landlord thereunder; and (iii) there exists no event, occurrence, condition or act known to the Company which, upon notice or lapse of time or both, would be or could become a default thereunder or which could result in the termination of the Company Leases, or any of them, or have a Material Adverse Effect on the business of the Company, its Assets or its operations or financial results. The Company has not violated nor breached any provision of any such Company Leases, and all Obligations required to be performed by the Company under any of such Company Leases have been fully, timely and properly performed. If requested by any of the Buyers, the Company has delivered to such Buyers true, correct and complete copies of all Company Leases, including all modifications and amendments thereto, whether in writing or otherwise. The Company has not received any written or oral notice to the effect that any of the Company Leases will not be renewed at the termination of the term of such Company Leases, or that any of such Company Leases will be renewed only at higher rents.

        6.13    Material Contracts.    A list of the Material Contracts is set forth in Section 6.13 of the Disclosure Schedules. An accurate, current and complete copy of each of the Material Contracts has been furnished to Buyers and/or is readily available as part of the SEC Documents, and each of the Material Contracts constitutes the entire agreement of the respective parties thereto relating to the subject matter thereof. Each of the Material Contracts is in full force and effect and is a valid and binding Obligation of the parties thereto in accordance with the terms and conditions thereof. To the knowledge of the Company and its officers, all Obligations required to be performed under the terms of each of the Material Contracts by any party thereto have been fully performed by all parties thereto, and no party to any Material Contracts is in default with respect to any term or condition thereof, nor has any event occurred which, through the passage of time or the giving of notice, or both, would constitute a default thereunder or would cause the acceleration or modification of any Obligation of any party thereto or the creation of any Encumbrance upon any of the Assets of the Company. Further, the Company has received no notice, nor does the Company have any knowledge, of any pending or contemplated termination of any of the Material Contracts and, no such termination is proposed or has been threatened, whether in writing or orally.

        6.14    Compliance with Laws.    Except as would not have a Material Adverse Effect, the Company is and at all times has been in material compliance with all Laws. The Company has not received any notice that it is in violation of, has violated, or is under investigation with respect to, or has been threatened to be charged with, any violation of any Law.

        6.15    Intellectual Property.    The Company owns or possesses adequate and legally enforceable rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and all other intellectual property rights necessary to conduct its business as now conducted. The Company does not have any knowledge of any infringement by the Company of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other intellectual property rights of others, and, to the knowledge of the Company, there is no Claim being made or brought against, or to the Company's knowledge, being threatened against, the Company regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other intellectual property infringement; and the Company is unaware of any facts or circumstances which might give rise to any of the foregoing.

        6.16    Labor and Employment Matters.    The Company is not involved in any labor dispute or, to the knowledge of the Company, is any such dispute threatened. To the knowledge of the Company and its officers, none of the Company's employees is a member of a union and the Company believes that its relations with its employees are good. To the knowledge of the Company and its officers, the Company has complied in all material respects with all Laws relating to employment matters, civil rights and equal employment opportunities.

        6.17    Employee Benefit Plans.    The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification. To the Company's knowledge, the Company has promptly paid and discharged all Obligations arising under ERISA of a character which if unpaid or unperformed might result in the imposition of an Encumbrance against any of its Assets or otherwise have a Material Adverse Effect.

        6.18    Tax Matters.    The Company has made and timely filed all Tax Returns required by any jurisdiction to which it is subject, and each such Tax Return has been prepared in compliance with all applicable Laws, and all such Tax Returns are true and accurate in all respects. Except and only to the extent that the Company has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported Taxes, the Company has timely paid all Taxes shown or determined to be due on such Tax Returns, except those being contested in good faith, and the Company has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply. There are no unpaid Taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has withheld and paid all Taxes to the appropriate Governmental Authority required to have been withheld and paid in connection with amounts paid or owing to any Person. There is no Proceeding or Claim for refund now in progress, pending or, to the Company's knowledge, threatened against or with respect to the Company regarding Taxes.

        6.19    Insurance.    The Company is covered by valid, outstanding and enforceable policies of insurance which were issued to it by reputable insurers of recognized financial responsibility, covering its properties, Assets and businesses against losses and risks normally insured against by other corporations or entities in the same or similar lines of businesses as the Company is engaged and in coverage amounts which are prudent and typically and reasonably carried by such other corporations or entities (the "Insurance Policies"). Such Insurance Policies are in full force and effect, and all premiums due thereon have been paid. None of the Insurance Policies will lapse or terminate as a result of the transactions contemplated by this Agreement. The Company has complied with the provisions of such Insurance Policies. The Company has not been refused any insurance coverage sought or applied for and the Company does not have any reason to believe that it will not be able to renew its existing Insurance Policies as and when such Insurance Policies expire or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operations of the Company.

        6.20    Permits.    The Company possesses all Permits necessary to conduct its business, and the Company has not received any notice of, or is otherwise involved in any Proceedings relating to, the revocation or modification of any such Permits. All such Permits are valid and in full force and effect and the Company is in material compliance with the respective requirements of all such Permits.

        6.21    Business Location.    The Company has no office or place of business other than as identified in the SEC Documents and the Company's principal executive offices are located in Oxnard, California. All books and records of the Company and other material Assets of the Company are held or located at the offices and places of business identified in the SEC Documents.

        6.22    Environmental Laws.    The Company is and has at all times been in compliance in all material respects with any and all applicable Environmental Requirements, and there are no pending Claims against the Company relating to any Environmental Requirements, nor to the best knowledge of the Company, is there any basis for any such Claims.

        6.23    Illegal Payments.    Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of his actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

        6.24    Related Party Transactions.    Except as disclosed in the SEC Documents, and except for arm's length transactions pursuant to which the Company makes payments in the Ordinary Course of Business upon terms no less favorable than the Company could obtain from third parties, none of the officers, directors or employees of the Company, nor any stockholders who own, legally or beneficially, five percent (5%) or more of the issued and outstanding shares of any class of the Company's capital stock (each a "Material Shareholder"), is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from, any officer, director or such employee or Material Shareholder or, to the best knowledge of the Company, any other Person in which any officer, director, or any such employee or Material Shareholder has a substantial or material interest in or of which any officer, director or employee of the Company or Material Shareholder is an officer, director, trustee or partner. There are no Claims or disputes of any nature or kind between the Company and any officer, director or employee of the Company or any Material Shareholder, or, to the Company's knowledge, between any of them, relating to the Company and its business.

        6.25    Internal Accounting Controls.    Except as set forth in the SEC Documents, the Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (iii) access to Assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for Assets is compared with the existing Assets at reasonable intervals and appropriate action is taken with respect to any differences.

        6.26    Acknowledgment Regarding Buyers' Purchase of the Shares.    The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to this

Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Shares. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.

        6.27    Listing and Maintenance Requirements.    The Company's Common Stock is registered pursuant to Section 12 of the Exchange Act, and the Company has taken no action designed to, or which to the best of its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act, nor has the Company received any notification that the SEC is contemplating terminating such registration.

        6.28    Bad Actor.    No "bad actor" disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a "Disqualification Event") is applicable to the Company or, to the Company's knowledge, any Company Covered Person, except for a Disqualification Event as to which Rule 506(d)(2)(ii - iv) or (d)(3), is applicable. As used in this Section 6.28, the term "Company Covered Person" means, with respect to the Company as an "issuer" for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

        6.29    Brokerage Fees.    Except for the Placement Agent, there is no Person acting on behalf of the Company who is entitled to or has any claim for any financial advisory, brokerage or finder's fee or commission in connection with the execution of this Agreement or the consummation of the transactions contemplated hereby.

ARTICLE VII
COVENANTS

        7.1    Best Efforts.    Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Articles VIII and IX of this Agreement.

        7.2    Form D.    If required by applicable Law, the Company agrees to file a Form D with respect to the Shares as required under Regulation D of the Securities Act and to provide a copy thereof to the Placement Agent. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares, or obtain an exemption for the Shares for sale to each of the Buyers at Closing pursuant to this Agreement under applicable securities or "Blue Sky" Laws of the states of the United States, and shall provide evidence of any such action so taken to the Placement Agent on or prior to the Closing Date.

        7.3    Affirmative Covenants.

          (a)    Reporting Status; Listing.    So long as any Buyer owns, legally or beneficially any of the Shares, the Company shall: (i) file in a timely manner all reports required to be filed under the Securities Act, the Exchange Act or any securities Laws and regulations thereof applicable to the Company of any state of the United States, or by the rules and regulations of the Principal Trading Market, and, if not otherwise publicly available, to provide a copy thereof to a Buyer upon request; (ii) not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would otherwise permit such termination; (iii) if required by the rules and regulations of the Principal Trading Market, promptly secure the listing of the Shares upon the Principal Trading Market (subject to official notice of issuance) and, take all reasonable action under its control to maintain the continued listing, quotation and trading of its Common Stock on the Principal Trading Market, and the Company shall comply in all respects with the Company's reporting, filing and other Obligations under the bylaws or rules of the Principal Trading Market, the Financial Industry Regulatory Authority, Inc. and such other Governmental Authorities, as applicable.

          (b)    Rule 144.    With a view to making available to each Buyer the benefits of Rule 144 under the Securities Act ("Rule 144"), or any similar rule or regulation of the SEC that may at any time permit Buyers to sell any of the Shares to the public without registration, the Company represents and warrants that: (i) the Company is, and has been for a period of at least ninety (90) days immediately preceding the date hereof, subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act; (ii) the Company has filed all required reports under Section 13 or 15(d) of the Exchange Act, as applicable, during the twelve (12) months preceding the Closing Date (or for such shorter period that the Company was required to file such reports); (iii) the Company is not an issuer defined as a "Shell Company" (as hereinafter defined); and (iv) if the Company has, at any time, been an issuer defined as a Shell Company, the Company has: (A) not been an issuer defined as a Shell Company for at least six (6) months prior to the Closing Date; and (B) has satisfied the requirements of Rule 144(i) (including, without limitation, the proper filing of "Form 10 information" at least six (6) months prior to the Closing Date). For the purposes hereof, the term "Shell Company" shall mean an issuer that meets the description set forth under Rule 144(i)(1)(i). In addition, so long as any Buyer owns, legally or beneficially, any of the Shares, the Company shall, at its sole expense:

              (i)  Make, keep and ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144, is publicly available;

             (ii)  furnish to each Buyer, promptly upon reasonable request: (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act; and (b) such other information as may be reasonably requested by each Buyer to permit each Buyer to sell the Shares pursuant to Rule 144 without limitation or restriction; and

            (iii)  promptly at the request of each Buyer, give the Company's transfer agent instructions to the effect that, upon the transfer agent's receipt from any Buyer of a certificate (a "Rule 144 Certificate") certifying that such Buyer's holding period (as determined in accordance with the provisions of Rule 144) for any portion of the Shares which such Buyer proposes to sell (the "Securities Being Sold") is not less than six (6) months, and receipt by the transfer agent of the "Rule 144 Opinion" (as hereinafter defined) from the Company or its counsel (or from such Buyer and its counsel as permitted below), the transfer agent is to effect the transfer of the Securities Being Sold and issue to such Buyer or transferee(s) thereof one or more stock certificates representing the transferred Securities Being Sold or other evidence of issuance by direct registration without any restrictive legend and without recording any restrictions on the transferability of such Securities Being Sold on the transfer agent's books and records. In this regard, upon each Buyer's request, the Company shall have an affirmative obligation to cause its counsel to promptly issue to the transfer agent a legal opinion providing that, based on the Rule 144 Certificate, the Securities Being Sold were or may be sold, as applicable, pursuant to the provisions of Rule 144, even in the absence of an effective registration statement (the "Rule 144 Opinion"). If the transfer agent requires any additional documentation in connection with any proposed transfer by any Buyer of any Securities Being Sold, the Company shall promptly deliver or cause to be delivered to the transfer agent or to any other Person, all such additional documentation as may be necessary to effectuate the transfer of the Securities Being Sold and the issuance of an unlegended certificate or other evidence of issuance by direct registration to any transferee thereof, all at the Company's expense.

          (c)    Matters With Respect to Securities and Transfer Agent.

            (i)    Removal of Restrictive Legends.    In the event that any Buyer has any shares of the Company's Common Stock bearing any restrictive legends, and such Buyer, through its counsel or other representatives, submits to the Company's transfer agent ("Transfer Agent") any such shares for the removal of the restrictive legends thereon, whether in connection with a sale of such shares pursuant to any exemption to the registration requirements under the Securities Act, or otherwise, and the Company and or its counsel refuses or fails for any reason (except to the extent that such refusal or failure is based solely on applicable Law that would prevent the removal of such restrictive legends) to render an opinion of counsel or any other documents or certificates required for the removal of the restrictive legends, then the Company hereby agrees and acknowledges that such Buyer is hereby irrevocably and expressly authorized to have counsel to such Buyer render any and all opinions and other certificates or instruments which may be required for purposes of removing such restrictive legends, and the Company hereby irrevocably authorizes and directs the Transfer Agent to, without any further confirmation or instructions from the Company, issue any such shares without restrictive legends as instructed by such Buyer, and surrender to a common carrier for overnight delivery to the address as specified by such Buyer, certificates or other evidence of issuance by direct registration, registered in the name of such Buyer or its designees, representing the shares of Common Stock to which such Buyer is entitled, without any restrictive legends and otherwise freely transferable on the books and records of the Company.

            (ii)    Authorized Agent of the Company.    The Company hereby irrevocably appoints each Buyer and each Buyer's counsel and its representatives, each as the Company's duly authorized agent and attorney-in-fact for the Company for the purposes of authorizing and instructing the Transfer Agent to process issuances, transfers and legend removals upon instructions from each Buyer, or any counsel or representatives of each Buyer, consistent with this Section 7.3(c). The authorization and power of attorney granted hereby is coupled with an interest and is irrevocable so long as any Buyer owns or has the right to receive, any shares of the Company's Common Stock hereunder. In this regard, the Company hereby confirms to the Transfer Agent and each Buyer that it can NOT and will NOT give instructions, including stop orders or otherwise, inconsistent with the terms of this Section 7.3(c) with regard to the matters contemplated herein, and that each Buyer shall have the absolute right to provide a copy of this Agreement to the Transfer Agent as evidence of the Company's irrevocable authority for each Buyer and Transfer Agent to process issuances, transfers and legend removals upon instructions from each Buyer, or any counsel or representatives of each Buyer, in each case as specifically contemplated in this Section 7.3(c), without any further instructions, orders or confirmations from the Company.

            (iii)    Injunction and Specific Performance.    The Company specifically acknowledges and agrees that in the event of a breach or threatened breach by the Company of any provision of this Section 7.3(c), each Buyer will be irreparably damaged and that damages at law would be an inadequate remedy if this Agreement were not specifically enforced. Therefore, in the event of a breach or threatened breach of any provision of this Section 7.3(c) by the Company, each Buyer shall be entitled to obtain, in addition to all other rights or remedies such Buyer may have, at law or in equity, an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of this Section 7.3(c).

        7.4    Use of Proceeds.    The Company shall use the net proceeds from the sale of the Shares for general corporate purposes, including general and administrative expenses, and for the repayment of any outstanding Indebtedness of the Company or any of its subsidiaries.

        7.5    Fees and Expenses.    The Company agrees to pay to each Buyer (or any designee or agent of the Buyers), upon demand, or to otherwise be responsible for the payment of, any and all costs, fees, charges and expenses, including the reasonable fees, costs, expenses and disbursements of counsel for any Buyer, and of any experts and agents, which any Buyer may incur or which may otherwise be due and payable in connection with: (i) any documentary stamp taxes, intangibles taxes, recording fees, filing fees, or other similar taxes, fees or charges imposed by or due to any Governmental Authority in connection with this Agreement or any other Transaction Documents; (ii) the exercise or enforcement of any of the rights of any Buyer under this Agreement or the Transaction Documents; or (iii) the failure by the Company to perform or observe any of the provisions of this Agreement or any of the Transaction Documents. The provisions of this Subsection shall survive the termination of this Agreement.

        7.6    Public Disclosure of Buyers.    The Company shall not publicly disclose the name of any Buyer, or include the name of any Buyer in any filing with the SEC or any regulatory agency or Principal Trading Market, without the prior written consent of such Buyer except: (a) as required by federal securities law in connection with any registration statement contemplated by the Registration Rights Agreement or (b) to the extent such disclosure is required by Law or Principal Trading Market regulations, in which case the Company shall provide Buyers with prior written notice of such disclosure permitted under this clause (b).

        7.7    Stockholder Approval and Notification.    Prior to or concurrently with the Company's execution and delivery of this Agreement, Kanis S.A., the holder of a majority of the issued and outstanding Common Stock ("Kanis"), has provided its irrevocable written consent to the issuance of the Shares and the consummation of the transactions contemplated by this Agreement (such approval, the "Stockholder Approval"). As promptly as practicable after the Initial Closing, the Company shall use its best efforts to prepare and file with the SEC and transmit to holders of the Company's Common Stock a written information statement (the "Information Statement") with respect to such Stockholder Approval containing the information specified in Schedule 14C of the Exchange Act (Rule 14c-101), and use its best efforts to take all other actions required by Rule 14c-2 of the Exchange Act in connection with such Stockholder Approval to allow the Company to consummate the Second Closing (the "Stockholder Notification").

ARTICLE VIII
CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS TO SELL

        The obligation of the Company hereunder to issue and sell the Shares to a Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

        8.1   The Buyer shall have executed the Transaction Documents that require the Buyer's execution, and delivered them to the Company.

        8.2   The Buyer shall have paid the Buyer's Purchase Price to the Escrow Agent, which payment will be released from escrow to the Company, upon the joint written instructions of the Company and the Placement Agent in accordance with the Escrow Agreement, by cancellation or conversion of indebtedness of the Company to such Buyer (including interest), or by any combination of such methods.

        8.3   The Buyer's representations and warranties shall be true and correct in all material respects as of the date when made and as of the applicable Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the applicable Closing Date.

        8.4   No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

        8.5   Since the date of execution of this Agreement, no event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect.

        8.6   Trading in the Common Stock shall not have been suspended by the SEC or any Principal Trading Market (except for any suspensions of trading of not more than one trading day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement.

        8.7   Other than with respect to the Initial Closing (with respect to which this Section 8.7 shall not apply), at least twenty (20) days shall have elapsed from the date the Company first transmits the Information Statement to holders of Common Stock.

ARTICLE IX
CONDITIONS PRECEDENT TO A BUYER'S OBLIGATIONS TO PURCHASE

        The obligation of a Buyer hereunder to purchase the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions (in addition to any other conditions precedent elsewhere in this Agreement), provided that these conditions are for the Buyer's sole benefit and may be waived by the Buyer at any time in its sole discretion:

        9.1   The Company shall have executed and delivered the Transaction Documents and delivered the same to the Placement Agent.

        9.2   The Company shall have delivered to the transfer agent for the Company's Common Stock, instructions and all such other documents required by the transfer agent to issue by direct registration in book-entry form in such Buyer's name the number of Shares that such Buyer is purchasing.

        9.3   The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties are already qualified as to materiality in Article VI above, in which case, such representations and warranties shall be true and correct in all respects without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Placement Agent shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect.

        9.4   The Company shall have delivered to the Placement Agent a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within twenty (20) days of the Closing Date.

        9.5   The Company shall have delivered to the Placement Agent a certificate or other reasonably acceptable evidence of the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within twenty (20) days of the Closing Date.

        9.6   The Company shall have delivered to the Placement Agent a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the Company's jurisdiction of incorporation within twenty (20) days of the Closing Date.

        9.7   The Company shall have delivered to the Placement Agent a certificate, in the form acceptable to the Placement Agent, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions consistent with Section 6.3 as adopted by the Company's board of directors, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company as in effect at the Closing.

        9.8   The Company shall have delivered to the Placement Agent an opinion of counsel to the Company, as of the Closing Date, in a form satisfactory to the Placement Agent and its counsel.

        9.9   The Company shall have obtained all governmental, regulatory or third party consents and approvals necessary for the sale of the Shares.

        9.10 No event or series of events shall have occurred that resulted, or could reasonably be expected to result, in a Material Adverse Effect.

        9.11 The Company will have delivered to the Placement Agent or its designees the shares of Common Stock and the warrant to purchase shares of Common Stock, together representing the compensation due to the Placement Agent in connection with sale of the Shares as provided in Section 4.4 hereof.

        9.12 Kanis and the Placement Agent shall have entered into a Lock-Up Agreement, in form and substance reasonably satisfactory to Kanis and the Placement Agent, for a period of one year from the date of this Agreement.

        9.13 Other than with respect to the Initial Closing (with respect to which this Section 9.13 shall not apply), at least twenty (20) days shall have elapsed from the date the Company first transmits the Information Statement to holders of Common Stock.

ARTICLE X
INDEMNIFICATION

        10.1    Company's Obligation to Indemnify.    In consideration of the Buyers' execution and delivery of this Agreement and acquiring the Shares hereunder, and in addition to all of the Company's other obligations under this Agreement, the Company hereby agrees to defend and indemnify each Buyer and each Buyer's Affiliates and subsidiaries, and their respective directors, officers, employees, agents and representatives, and the successors and assigns of each of them (collectively, the "Buyer Indemnified Parties") and the Company does hereby agree to hold the Buyer Indemnified Parties harmless, from and against any and all Claims made, brought or asserted against the Buyer Indemnified Parties, or any one of them, and the Company hereby agrees to pay or reimburse the Buyer Indemnified Parties for any and all Claims payable by any of the Buyer Indemnified Parties to any Person, including reasonable attorneys' and paralegals' fees and expenses, court costs, settlement amounts, costs of investigation and interest thereon from the time such amounts are due at the highest non-usurious rate of interest permitted by applicable Law, through all negotiations, mediations, arbitrations, trial and appellate levels, as a result of, or arising out of, or relating to: (i) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; (ii) any breach of any covenant, agreement or Obligation of the Company contained in this Agreement, the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (iii) any Claims brought or made against the Buyer Indemnified Parties, or any one of them, by any Person and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement, the Transaction Documents or any other instrument, document or agreement executed pursuant hereto or thereto, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Shares, or the status of the Buyers of any of the Shares, as a buyer and holder of such Shares in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Claims covered hereby, which is permissible under applicable Law. The Company will not be liable to any Buyer under this indemnity: (i) for any settlement by a Buyer in connection with any Claim effected without the Company's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed; or (ii) to the extent, but only to the extent, that a Claim is attributable to any Buyer's breach of any of the representations, warranties, covenants or agreements made by such Buyer in this Agreement or in the other Transaction Documents.

ARTICLE XI
MATTERS RELATING TO THE BUYERS

        11.1    Independent Nature of Buyers' Obligations and Rights.    The obligations of each Buyer under this Agreement and the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any one or more of the Transaction Documents. The decision of each Buyer to purchase the Shares pursuant to the Transaction Documents has been made by each such Buyer independently of any other Buyer and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of its subsidiaries, if any, which may have been made or given by any other Buyer or any of their respective officers, directors, principals, employees, agents, counsel or representatives (collectively, including the Buyer in question, the "Buyer Representatives"). No Buyer Representative shall have any liability to any other Buyer or the Company relating to or arising from any such information, materials, statements or opinions, if any. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with making its investment hereunder and that no Buyer will be acting as agent of such other Buyer in connection with monitoring its investment in the Shares or enforcing its rights under the Transaction Documents. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any Proceeding for such purpose. The Company and each of the Buyers acknowledge that, for reasons of administrative convenience the Company has elected to provide each of the Buyers with the same Transaction Documents for the purpose of closing a transaction with multiple Buyers and not because it was required or requested to do so by any Buyer. In furtherance of the foregoing, and not in limitation thereof, the Company and the Buyers acknowledge that nothing contained in this Agreement or in any Transaction Document, and no action taken by any Buyer pursuant thereto, shall be deemed to constitute any two or more Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.

        11.2    Equal Treatment of Buyers.    No consideration shall be offered or paid to any Buyer to amend or consent to a waiver or modification of any provision of any of the Transaction Documents, unless the same consideration is also offered to all of the other Buyers parties to the Transaction Documents.

ARTICLE XII
TERMINATION

        12.1    Termination.    This Agreement may be terminated prior to the Initial Closing (i) by mutual written agreement of the Required Buyers and the Company and notice to the Escrow Agent, or (ii) by either the Company or a Buyer (as to itself but for no other Buyer) upon written notice to the other and the Escrow Agent, if the Initial Closing shall not have taken place by 3:30 p.m. Eastern Time on November 11, 2016, or such later date as approved by the Company's board of directors and the Placement Agent, but in no event later than December 2, 2016 ("Outside Closing Date"); provided, that the right to terminate this Agreement under this Section 12.1 shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. After the Initial Closing Date, this Agreement may not be terminated by the Company. After the Initial Closing Date, this Agreement will terminated automatically, by no action of the Company or any of the Buyers, if the Second Closing is not held by the 120th calendar day after the Initial Closing Date ("Automatic Termination Date"); provided that commencing on the 45th calendar day after the Initial Closing Date and prior to the Automatic Termination Date, any Buyer (as to itself but for no other Buyer) may terminate this Agreement upon written notice to the Company and the Escrow Agent.

        12.2    Consequences of Termination.    Upon the termination of this Agreement, if any the funds deposited by a Buyer are still in escrow with the Escrow Agent, the Company and the Placement Agent, time being of the essence, shall jointly instruct the Escrow Agent to return those funds to such Buyer in accordance with the Escrow Agreement. No termination of this Agreement shall release any party from any liability for breach by such party of the terms and provisions of this Agreement or the other Transaction Documents.

ARTICLE XIII
MISCELLANEOUS

        13.1    Notices.    All notices of request, demand and other communications hereunder shall be addressed to the parties as follows:

If to the Company:	Clean Diesel Technologies, Inc. 1621 Fiske Place Oxnard, CA 93033 Attention: Matthew Beale Email: mbeale@cdti.com Facsimile: (805) 205-1333
With a copy to:	Stubbs Alderton & Markiles, LLP 15260 Ventura Boulevard, 20th Floor Sherman Oaks, California 91403 Attention: John McIlvery Email: jmcilvery@stubbsalderton.com Facsimile: (818) 444-6302
If to the Buyers:	To each Buyer based on the information set forth in the Schedule of Buyers attached hereto unless the address is changed by the party by like notice given to the other parties. Notice shall be in writing and shall be deemed delivered: (i) if mailed by certified mail, return receipt requested, postage prepaid and properly addressed to the address below, then three (3) business days after deposit of same in a regularly maintained U.S. Mail receptacle; or (ii) if mailed by Federal Express, UPS or other nationally recognized overnight courier service, next business morning delivery, then one (1) business day after deposit of same in a regularly maintained receptacle of such overnight courier; or (iii) if hand delivered, then upon hand delivery thereof to the address indicated on or prior to 5:00 p.m., New York time, on a business day. Any notice hand delivered after 5:00 p.m., New York time, shall be deemed delivered on the following business day. Notwithstanding the foregoing, notice, consents, waivers or other communications referred to in this Agreement may be sent by facsimile, e-mail, or other method of delivery, but shall be deemed to have been delivered only when the sending party has confirmed (by reply e-mail or some other form of written confirmation from the receiving party) that the notice has been received by the other party.

        13.2    Entire Agreement.    This Agreement, including the Exhibits and Schedules attached hereto and the documents delivered pursuant hereto, including the Transaction Documents, set forth all the promises, covenants, agreements, conditions and understandings between the parties hereto with respect to the subject matter hereof and thereof, and supersede all prior and contemporaneous agreements, understandings, inducements or conditions, expressed or implied, oral or written, except as contained herein and in the Transaction Documents; provided, however, except as explicitly stated herein, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and any Buyer, or any instruments any Buyer received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect.

        13.3    Successors and Assigns.    This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by the Company without the prior written consent of each Buyer. Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        13.4    Binding Effect.    This Agreement shall be binding upon the parties hereto, their respective successors and permitted assigns.

        13.5    Amendment.    Except as specifically set forth herein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Buyers. Any amendment to any provision of this Agreement made in conformity with the provisions of this Section 13.5 shall be binding on all Buyers and holders of Shares, as applicable, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Shares then outstanding or (2) imposes any obligation or liability on any Buyer without such Buyer's prior written consent (which may be granted or withheld in such Buyer's sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Buyers may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 13.5 shall be binding on all Buyers and holders of Shares, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Shares then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer's prior written consent (which may be granted or withheld in such Buyer's sole discretion). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents who are holders of Shares. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer's right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company's representations and warranties contained in this Agreement or any other Transaction Document. "Required Buyers" means Buyers holding and/or subscribing hereunder for a majority of the Shares, as group, sold or to be sold pursuant to this Agreement.

        13.6    Gender and Use of Singular and Plural.    All pronouns shall be deemed to refer to the masculine, feminine, neuter, singular or plural, as the identity of the party or parties or their personal representatives, successors and assigns may require.

        13.7    Execution.    This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement, and same shall become effective when counterparts have been signed by each party and each party has delivered its signed counterpart to the other party. A digital reproduction, portable document format (".pdf") or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

        13.8    Headings.    The article and section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of the Agreement.

        13.9    Governing Law.    All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

        13.10    Further Assurances.    The parties hereto will execute and deliver such further instruments and do such further acts and things as may be reasonably required to carry out the intent and purposes of this Agreement.

        13.11    Survival.    The representations and warranties contained herein shall survive the Closing and the delivery of the Shares. Each Buyer shall be responsible only for its own representations, warranties and covenants hereunder.

        13.12    Time is of the Essence.    The parties hereby agree that time is of the essence with respect to performance of each of the parties' Obligations under this Agreement. The parties agree that in the event that any date on which performance is to occur falls on a Saturday, Sunday or state or national holiday, then the time for such performance shall be extended until the next business day thereafter occurring.

        13.13    Joint Preparation.    The preparation of this Agreement has been a joint effort of the parties and the resulting documents shall not, solely as a matter of judicial construction, be construed more severely against one of the parties than the other.

        13.14    Severability.    If any one of the provisions contained in this Agreement, for any reason, shall be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, and this Agreement shall remain in full force and effect and be construed as if the invalid, illegal or unenforceable provision had never been contained herein.

        13.15    No Third Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except for Section 4.4 of this Agreement of which the Placement Agent is an intended third-party beneficiary.

        13.16    WAIVER OF JURY TRIAL.    THE BUYERS AND THE COMPANY, AFTER CONSULTING OR HAVING HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL, EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES, IRREVOCABLY, THE RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT OR ANY OTHER AGREEMENT EXECUTED OR CONTEMPLATED TO BE EXECUTED IN CONJUNCTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT OR COURSE OF DEALING IN WHICH THE BUYERS AND THE COMPANY ARE ADVERSE PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BUYERS TO PURCHASE THE NEW NOTES.

        13.17    Compliance with Federal Law.    The Company shall: (i) ensure that no Person who owns a controlling interest in or otherwise controls the Company is or shall at any time be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control ("OFAC"), the Department of the Treasury, included in any Executive Orders or in any other similar lists of any Governmental Authority; (ii) not use or permit the use of the proceeds of the purchase of the Shares to violate any of the foreign asset control regulations of OFAC or any enabling statute, Executive Order relating thereto or any other requirements or restrictions imposed by any Governmental Authority; and (iii) comply with all applicable Lender Secrecy Act laws and regulations, as amended.

[SIGNATURES ON THE FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year set forth above.

"COMPANY"
CLEAN DIESEL TECHNOLOGIES, INC., a Delaware corporation
By:	/s/ MATTHEW BEALE Matthew Beale Chief Executive Officer
BUYERS:
See Signature pages for each Buyer attached

Company Signature Page to Securities Purchase Agreement

 BUYER SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT

WITH CLEAN DIESEL TECHNOLOGIES, INC.

        By its execution below, the undersigned Buyer hereby acknowledges and agrees to the terms set forth in the Securities Purchase Agreement to which this signature page is attached.

FOR ENTITY INVESTORS:	FOR INDIVIDUAL INVESTORS:
[Name of Entity]	Signature:

Name:

By:	Signature:

Name:	Name:

Title:

WORK ADDRESS:	HOME ADDRESS:

Attention:	Phone:

Phone:	SSN:

Fax:

E-mail:

Taxpayer ID#:

Number of Shares to be Purchased or Dollar Amount Invested:

Exhibit B

 ANNEX D

REGISTRATION RIGHTS AGREEMENT

        This Registration Rights Agreement (the "Agreement") is made and entered into as of this 4th day of November, 2016 by and among Clean Diesel Technologies, Inc., a Delaware corporation (the "Company"), and the investors identified on the signature pages hereto (each, including its successors and assigns, an "Investor," and collectively, the "Investors").

R  E  C  I  T  A  L  S

        WHEREAS, the Company will sell up to $12,000,000 of shares of the Company's Common Stock to the Investors pursuant to that certain Securities Purchase Agreement (the "Purchase Agreement") dated as of even date herewith by and among the Company and the Investors.

A  G  R  E  E  M  E  N  T

        NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

        The parties hereby agree as follows:

        1.    Certain Definitions.    As used in this Agreement, the following terms shall have the following meanings:

        "Business Day" means any day other than a Saturday, Sunday or a day which is a Federal legal holiday in the U.S.

        "Common Stock" means the Company's common stock, par value $0.01 per share, and any securities into which such shares may hereinafter be reclassified.

        "Prospectus" means (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any "free writing prospectus" as defined in Rule 405 under the 1933 Act.

        "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

        "Registrable Securities" means (i) the Shares and (ii) any other securities issued or issuable with respect to or in exchange for Registrable Securities, whether by merger, charter amendment or otherwise; provided, that an Investor's security shall cease to be a Registrable Security upon the earliest to occur of the following: (A) sale of such security pursuant to a Registration Statement; or (B) such security becoming eligible for sale by the Investor pursuant to Rule 144 under the 1933 Act without regard to the holding period or volume limitations thereunder.

        "Registration Statement" means any registration statement of the Company filed under the 1933 Act (including a post-effective amendment to a previously filed registration statement) that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

        "Required Investors" means the Investors holding a majority of the Registrable Securities.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Selling Stockholder Questionnaire" means a questionnaire in the form attached as Exhibit B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.

        "Shares" means the shares of Common Stock issued pursuant to the Purchase Agreement.

        "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        2.    Registration.

          (a)    Registration Statement.    Promptly following the final closing date of the transactions contemplated by the Purchase Agreement (the "Closing Date") but no later than forty-five (45) days after the Second Closing Date (as that term is defined in the Purchase Agreement) (the "Filing Deadline"), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities) covering the resale of the Registrable Securities. Subject to any SEC comments, such Registration Statement shall include the plan of distribution attached hereto as Exhibit A; provided, however, that no Investor shall be named as an "underwriter" in the Registration Statement without the Investor's prior written consent. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and their counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which no Registration Statement is filed with respect to the Registrable Securities. Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash no later than three (3) Business Days after the end of each 30-day period or any portion thereof.

          (b)    Expenses.    The Company will pay all expenses associated with each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, reasonable fees and expenses of one counsel to the Investors and the Investors' reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

          (c)    Effectiveness.

              (i)  The Company shall use commercially reasonable efforts to have the Registration Statement declared effective as promptly as possible. The Company shall promptly notify the Investors by facsimile or e-mail as promptly as possible after, and in any event, no later than 5:00 p.m. New York time on the next Business Day following the date, any Registration

    Statement is declared effective and shall simultaneously provide the Investors by facsimile or e-mail with copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby. If (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) one hundred twenty (120) days after the Second Closing Date (as that term is defined in the Purchase Agreement) or (B) a Registration Statement has been declared effective by the SEC but sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding any Allowed Delay (as defined below) or the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period"). Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each 30-day period following the commencement of the Blackout Period until the termination of the Blackout Period. Such payments shall be made to each Investor in cash.

             (ii)  Notwithstanding anything herein to the contrary, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an "Allowed Delay"); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of and the reasons for an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

            (iii)  Notwithstanding anything herein to the contrary, in no event shall the liquidated damages paid or to be paid by the Company to an Investor pursuant to Sections 2(a) and 2(c) of this Agreement exceed, in the aggregate, an amount equal to 10.0% of the aggregate amount invested by such Investor.

          (d)    Rule 415; Cutback    If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a Registration Statement (alone or together with previously or subsequently registered shares of Common Stock) is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the 1933 Act or requires any Investor to be named as an "underwriter", the Company shall use its best efforts to persuade the SEC that the offering contemplated by the Registration Statement is a valid secondary offering and not an offering "by or on behalf of the issuer" as defined in Rule 415 and that none of the Investors is an

  "underwriter". The Investors shall have the right to participate or have their counsel participate in any meetings or discussions with the SEC regarding the SEC's position (unless in the reasonable opinion of the Company or its counsel, such participation will be to the detriment to the Company in that it may cause undue delays in the registration process or for other reasons) and to comment or have their counsel comment on any written submission made to the SEC with respect thereto. No such written submission shall be made to the SEC to which the Investors' counsel reasonably objects. In the event that, despite the Company's best efforts and compliance with the terms of this Section 2(d), the SEC refuses to alter its position, the Company shall (i) first remove any securities registered for the account of any selling shareholders other than the holders of Registrable Securities, (ii) second remove any securities being registered for sale by the Company, and (iii) third remove from the Registration Statement such portion of the Registrable Securities (the "Cut Back Shares") and/or agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Company's compliance with the requirements of Rule 415 (collectively, the "SEC Restrictions"); provided, however, that the Company shall not agree to name any Investor as an "underwriter" in such Registration Statement without the prior written consent of such Investor. Any cut-back imposed on the Investors pursuant to this Section 2(d) shall be allocated among the Investors (and the holders of any previously or subsequently registered shares of Common Stock whose shares are subject to the Rule 415 position taken by the SEC) on a pro rata basis, unless the SEC Restrictions otherwise require or provide or the Investors otherwise agree. No liquidated damages shall accrue as to any Cut Back Shares until such date as the Company is able to commence the registration of such Cut Back Shares in accordance with any SEC Restrictions (such date, the "Restriction Termination Date" of such Cut Back Shares). From and after the Restriction Termination Date applicable to any Cut Back Shares, all of the provisions of this Section 2 (including the liquidated damages provisions) shall again be applicable to such Cut Back Shares; provided, however, that (i) the Filing Deadline for the Registration Statement including such Cut Back Shares shall be ten (10) Business Days after such Restriction Termination Date, and (ii) the date by which the Company is required to obtain effectiveness with respect to such Cut Back Shares under Section 2(c) shall be the 90th day immediately after the Restriction Termination Date.

        3.    Company Obligations.    The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

          (a)   use commercially reasonable efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold without any restriction pursuant to Rule 144 (the "Effectiveness Period") and (i) advise the Investors in writing when the Effectiveness Period has expired and (ii) provide the Investors with a copy of the opinion of counsel to the Company to the Transfer Agent and instructions from the Company to the Transfer Agent to remove the re-sale restrictions imposed by the 1933 Act from the Registrable Securities, both of which will be irrevocable;

          (b)   prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (c)   provide copies to counsel designated by the Investors and permit such counsel to review each Registration Statement and all amendments and supplements thereto no fewer than three (3) Business Days, in the case of the initial Registration Statement, and two (2) Business Days, in the

  case of any amendment or supplement, prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

          (d)   furnish to the Investors and to counsel designated by the Investors (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

          (e)   use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (f)    prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

          (g)   use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (h)   immediately notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (i)    comply in all material respects with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

          (j)    With a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) twelve months after such date as all of the Registrable Securities may be sold without restriction by the holders thereof pursuant to Rule 144 or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration; and (iv) use commercially reasonable efforts to assist each Investor with the removal of any legends required under Rule 144 under the 1933 Act, including with respect to any opinions required thereby, provided that the Company's obligations hereunder are subject to the reasonable determination of the Company and the Company's counsel that any such legend removal complies with the 1933 Act.

        4.    Due Diligence Review; Information.    Upon written request, the Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement. As a condition to such inspection and review, the Company may require the Investors to enter into confidentiality agreements.

        The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

        5.    Obligations of the Investors.

          (a)   Each Investor shall furnish to the Company a completed and executed Selling Stockholder Questionnaire. The Company shall not be required to include the Registrable Securities of an Investor in a Registration Statement who fails to furnish to the Company a fully completed and executed Selling Stockholder Questionnaire at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement. It is agreed and understood that if an Investor returns a Selling Stockholder Questionnaire after the deadline specified in the previous sentence, the Company shall use its commercially reasonable efforts to take such actions as are required to name such Investor as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire; provided that the Company shall not be obligated to file any additional Registration Statements solely for such shares or to take any action that the Company reasonably concludes would cause the Company to miss the Filing Deadline or the deadline by which the Registration Statement must be declared effective by the SEC, or otherwise cause other Registrable Securities to be ineligible for sale.

          (b)   Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c)   Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

        6.    Indemnification.

          (a)    Indemnification by the Company.    The Company will indemnify and hold harmless each Investor and its officers, directors, members, managers, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement or omission or alleged omission of any material fact contained in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action;

  provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus. For an abundance of clarity, the liquidated damage provisions in Section 2 shall not limit the recovery to which an Investor is entitled under this Section 6.

          (b)    Indemnification by the Investors.    Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

          (c)    Conduct of Indemnification Proceedings.    Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists or may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and such settlement shall not include any admission as to fault on the part of such indemnified party.

          (d)    Contribution.    If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

        7.    Miscellaneous.

          (a)    Amendments and Waivers.    This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

          (b)    Notices.    All notices and other communications provided for or permitted hereunder shall be made as set forth in the Purchase Agreement.

          (c)    Assignments and Transfers by Investors.    The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected and agrees in writing to be bound by the terms hereof.

          (d)    Assignments and Transfers by the Company.    This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that in the event that the Company is a party to a merger, consolidation, share exchange or similar business combination transaction in which the Common Stock is converted into the equity securities of another Person, from and after the effective time of such transaction, such Person shall, by virtue of such transaction, be deemed to have assumed the obligations of the Company hereunder, the term "Company" shall be deemed to refer to such Person and the term "Registrable Securities" shall be deemed to include the securities received by the Investors in connection with such transaction unless such securities are otherwise freely tradable by the Investors after giving effect to such transaction.

          (e)    Benefits of the Agreement.    The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (f)    Counterparts; Delivery.    This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A digital reproduction, portable document format (".pdf") or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by electronic signature (including signature via DocuSign or similar services), electronic mail or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes.

          (g)    Titles and Subtitles.    The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h)    Severability.    Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (i)    Further Assurances.    The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (j)    Entire Agreement.    This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k)    Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.    This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

        IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

CLEAN DIESEL TECHNOLOGIES, INC.
By:	/s/ MATTHEW BEALE Matthew Beale, Chief Executive Officer

        IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

INVESTOR
Name of Investor
Signature of Investor or by Authorized Person executing for Investor

Printed Name:

Title:

Its:	(Printed Name of Authorized Person and Title for Person executing for Investor)

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
ITEM NO. ONE INCREASE IN AUTHORIZED COMMON STOCK
ITEM NO. TWO 2016 OMNIBUS INCENTIVE PLAN
ITEM NO. THREE ISSUANCE OF SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
DIRECTOR COMPENSATION
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
ANNEX A CERTIFICATE OF AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION OF CLEAN DIESEL TECHNOLOGIES, INC.
ANNEX B
CLEAN DIESEL TECHNOLOGIES, INC. 2016 OMNIBUS INCENTIVE PLAN
ANNEX C SECURITIES PURCHASE AGREEMENT
RECITALS
AGREEMENT
ARTICLE I RECITALS, EXHIBITS, SCHEDULES
ARTICLE II DEFINITIONS
ARTICLE III INTERPRETATION
ARTICLE IV PURCHASE AND SALE
ARTICLE V BUYERS' REPRESENTATIONS AND WARRANTIES
ARTICLE VI REPRESENTATIONS AND WARRANTIES OF THE COMPANY
ARTICLE VII COVENANTS
ARTICLE VIII CONDITIONS PRECEDENT TO THE COMPANY'S OBLIGATIONS TO SELL
ARTICLE IX CONDITIONS PRECEDENT TO A BUYER'S OBLIGATIONS TO PURCHASE
ARTICLE X INDEMNIFICATION
ARTICLE XI MATTERS RELATING TO THE BUYERS
ARTICLE XII TERMINATION
ARTICLE XIII MISCELLANEOUS
BUYER SIGNATURE PAGE FOR SECURITIES PURCHASE AGREEMENT WITH CLEAN DIESEL TECHNOLOGIES, INC.
ANNEX D REGISTRATION RIGHTS AGREEMENT
R E C I T A L S
A G R E E M E N T